UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Gregory F. Niland

Capital Income Builder

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Income Builder® Annual report for the year ended October 31, 2023

Seeking
income growth
opportunities from
around the world

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	11.21%	4.25%	4.99%
Class A shares (reflecting 5.75% maximum sales charge)	4.57	2.80	4.16

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios were 0.38% for Class F-2 shares and 0.60% for Class A shares as of the prospectus dated January 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of October 31, 2023, was 4.32% for Class F-2 shares and 3.86% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 3.89% for Class F-2 shares and 3.44% for Class A shares. The Class A share results reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

42	Financial statements

71	Board of trustees and other officers

Fellow investors:

Equity markets rebounded over Capital Income Builder’s fiscal year despite slowing global growth and widespread concern about the potential impact of continued interest rate hikes from central banks globally; restrictive monetary policies and inflationary concerns weighed on bond markets. For the 12 months ended October 31, 2023, Capital Income Builder Class F-2 shares had a total return of 3.56%, with all dividends reinvested, trailing the 7.47% return of the 70%/30% MSCI All Country World Index (ACWI)/Bloomberg U.S. Aggregate Index. The blended index, which measures returns for global stock markets and U.S. fixed income, is the fund’s primary benchmark as of January 1, 2021.

Dividend income

Capital Income Builder’s primary objective is to provide shareholders a level of current income that exceeds the average yield on U.S. stocks in general as well as a growing stream of income over the years. The secondary goal is to grow capital. In pursuit of its income objective, the fund recorded a 12-month yield of 3.89% for its F-2 share class, greater than the corresponding yield for the MSCI ACWI (2.24%). The 12-month yield for the Bloomberg U.S. Aggregate Index was 5.65% as of October 31, 2023, versus 5.01% in October 2022. The fund’s F-2 shares paid dividends of approximately 93 cents a share, including a special dividend of about 48 cents per share, in December

Results at a glance

For periods ended October 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 7/30/87)

Capital Income Builder (Class F-2 shares)[1]	3.56%	4.69%	4.41%	8.46%
Capital Income Builder (Class A shares)	3.34	4.46	4.20	8.27
70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index[2,3,4]	7.47	5.45	5.20	6.73
MSCI ACWI (All Country World Index)[2,3,4]	10.50	7.47	6.81	6.93
Bloomberg U.S. Aggregate Index[3,4]	0.36	–0.06	0.88	5.25

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index. Sources: MSCI, Bloomberg Index Services Ltd.
[4]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the fund’s primary benchmark became the 70%/30% MSCI ACWI/ Bloomberg U.S. Aggregate Index. The MSCI All Country World Index is a free-float-adjusted, market-capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade, fixed-rate bond market. These indexes are unmanaged, and their results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Past results are not predictive of results in future periods.

Capital Income Builder	1

2022. The fund’s F-2 shares also went on to pay regular dividends of approximately 47 cents a share in March, June and September 2023. The fund strives to grow its quarterly distribution rate over time.

Global markets rebounded

After protecting the downside for fundholders in 2022, Capital Income Builder ended the fiscal year with a positive return in the face of challenging market conditions. The fund’s dividend discipline contributes to more significant investments in higher-yielding companies as its income objective generally precludes investments in lower and non-dividend paying companies. Over the fiscal year, the Federal Reserve raised interest rates six times, even as inflationary pressures subsided. The European Central Bank (ECB) lifted its policy rate to its highest level since the creation of the single-currency bloc and at the same time lowered its growth forecast for the eurozone economy.

Against this backdrop, the top-returning sectors in the MSCI ACWI included the historically low-yielding information technology and communication services sectors, which returned 27.18% and 26.96%, respectively. Stocks in the lowest dividend yield quintile of the MSCI ACWI returned 20.95%, while those in the highest quintile returned 8.62%. Growth stocks performed better than value stocks, reversing 2022’s trend; the MSCI ACWI Growth Index1 rose 17.07%, while the MSCI ACWI Value Index2 gained 4.09%. Bond markets were largely flat. The Bloomberg U.S. Aggregate Index returned 0.36%, while the Bloomberg U.S. Government Index declined 0.55%.

Inside the portfolio

Capital Income Builder’s holdings are focused on companies that we believe will provide current and growing dividend income and capital appreciation. To accomplish this, we search the investable universe for growing dividend payers with strong balance sheets, quality growth prospects and solid free cash flow.

Broadcom — which makes up 3.3% of fund assets — was a major contributor as shares gained 78.97% over the fund’s fiscal year. Broadcom is a semiconductor company and leader in wireless radio frequency solutions and high-speed opto-electronics. Shares gained after the chipmaker secured a key agreement with Apple and reported strong results. Broadcom experienced strong demand for next-generation networking technologies as hyperscale customers scale out and network their AI clusters within data centers. Late in the period, Broadcom announced that its acquisition of cloud computing company VMware was nearing completion. The company has grown its dividend approximately 21% over the last five years.

Shares of Munich Reinsurance rose 51.53% for the reporting period as the company reported higher-than-forecast first-half profit due to better pricing power. The German firm, which is the largest reinsurer globally, was hit hard by the February earthquake in Turkey and Syria, as well as tornados and hailstorms in the U.S. Still, management reaffirmed its full-year guidance, citing an increase in insurance revenues and growth in reinsurance renewals. Munich Re had a forward dividend yield of approximately 3.1% as of the end of the reporting period.

Canadian Natural Resources (the fund’s 10th largest holding at 1.2% of net assets) is an independent crude oil and natural gas producer with operations in North America, the North Sea and off the shores of Africa. The company has the best-in-class return of investment in the industry. Shares gained on the back of a significant rise in crude oil prices over the third quarter after OPEC and Russia agreed to cut output. Canadian Natural Resources’ second-quarter results were also well-received, with earnings surpassing analysts’ forecasts despite a drop in second-quarter profit and a slight decline in production due to wildfires and third-party pipeline outages.

RTX, previously known as Raytheon Technologies, is a U.S.-based aerospace and technology manufacturer and the fund’s fifth largest holding at 1.5% of net assets. Shares slumped after the firm revealed that some of its Pratt & Whitney jet engines faced a mechanical problem that would require accelerated removal/inspection. RTX said contaminated powder metal used to make some engine parts would result in removal of 600 of its turbofan engines for quality checks. Cutting full-year free cash flow guidance, it warned the issue would see it incur $3 billion in pretax charges in the third quarter. The firm also faced headwinds from ongoing supply chain challenges and elevated inflation. Nevertheless, first- and second-quarter earnings and revenue beat analyst forecasts, buoyed by recovery in civil aviation and continued strong demand in the defense sector. RTX has a forward dividend yield of approximately 2.9%, having grown its dividend 7.6% over the last year.

Crown Castle owns, operates and leases towers and other infrastructure for wireless communications. Shares fell after Crown Castle cut its 2023 guidance for adjusted funds from operations (FFO), citing lower-than-anticipated tower activity for the remainder of the year. The firm also unveiled plans to cut its workforce to reduce costs. While the Sprint merger with T-Mobile was viewed as pressuring demand for towers, there were also some signs that recent rapid 5G-related growth was slowing. Nevertheless, Crown pointed to a positive long-term outlook for tower activity as it anticipates demand for mobile data to rise. The tower REIT

[1]	The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market and 24 emerging market countries. Value-style characteristics are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.
[2]	The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed market and 24 emerging market countries. Growth style characteristics are defined using five variables: short- and long-term forward EPS growth rates, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

Past results are not predictive of results in future periods.

2	Capital Income Builder

paid an impressive a forward dividend yield of approximately 6.5%, having grown its dividend approximately 9% in the last three years.

British American Tobacco (BAT) is the fund’s eighth largest holding at 1.2% of assets. Shares declined during the reporting period as the company’s brands lost market share in the U.S. and U.K. BAT’s smoking alternatives business also continues to lag those of its rivals. Regulatory developments also weighed on shares; in April, BAT agreed to pay $635 million to U.S. authorities to resolve investigations into sanctions violations, while the Food and Drug Administration blocked several flavors of the company’s largest vape brand. Despite these challenges, BAT’s CEO aimed to meet full-year guidance. BAT has a forward dividend yield of approximately 9.5%.

As of October 31, financials composed the largest share of the fund’s equity holdings, accounting for 12.81% of its portfolio, followed by health care (10.10%) and consumer staples (9.15%). Investments in the United States represented 41.96% of the fund’s equity holdings, followed by the eurozone at 8.43%. Equities composed 75.46% of the portfolio, while 23.59% was invested in fixed income and short-term securities.

Bond allocations

Capital Income Builder’s bond allocations aim to complement its global equity investments in both higher-yielding stocks with lower-dividend growth potential and stocks with lower current yields and prospects for faster dividend growth. Fixed income investments tend to include well-diversified, higher-quality securities, with the goal of providing income and cushioning equity volatility.

U.S. bonds had mixed results over the fiscal year, with corporate bonds advancing while government bonds declined. Bonds trailed stocks for the reporting period; the Bloomberg U.S. Aggregate Index returned 0.36%, while the MSCI ACWI Index gained 10.50%. At recent valuations, mortgage-backed securities offer compelling value, in the view of managers; exposure to mortgage-backed obligations increased to approximately 8.7% of net assets from 7.2% as of October 31, 2022. The fund remains focused on high-quality, lower-risk bonds as a source of steady income. The fixed income allocation is also positioned to benefit from a steepening of the yield curve.

Moving forward

We believe a deep opportunity set remains in dividend-paying stocks. Valuations of dividend payers have recently fallen meaningfully below their historical average. Over the last three decades, dividend payers and growers have provided better returns with lower levels of volatility than other equities. We expect dividends to continue to grow in the near future. Moreover, the recent U.S. market rally has been unusually narrow and concentrated among the largest stocks. Historically, narrow market rallies have often been followed by steady gains for the broader market. The fund continues to focus on companies with sound, improving capital allocation that we believe are poised to maintain healthy balance sheets and pay sustainable dividends. This includes convictions in companies with low starting yields that we believe can grow dividends reliably over time, bond proxies that are typically higher yielding but have lower growth, and cyclical companies with significant cash flow in areas such as aerospace and energy. We continue to find attractive dividend opportunities across the globe. Given the scope of many different economic and market-related crosscurrents, we believe Capital Income Builder’s focus on income has the potential to benefit investors, especially in light of its emphasis on companies that can adapt and continue to provide sustainable dividend growth in an uncertain environment. We expect that the fund’s focus on high-quality, lower-risk bonds as well as its preference for the shorter-end of the yield curve should also offer further stability through volatile periods and as interest rates begin to normalize.

We would like to thank you for your continued support and look forward to reporting to you again in six months.

Sincerely,

Aline Avzaradel
Co-President

David A. Hoag
Co-President

Winnie Kwan
Co-President

December 7, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

Capital Income Builder	3

The value of a long-term perspective

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

$220,000
$200,000
$180,000
$160,000
140,000
120,000
90,000
60,000
30,000
10,000
0
Year ended October 31
1987[5]
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999

	1 year	5 years	10 years
Class F-2 shares	3.56%	4.69%	4.41%
Class A shares*	-2.59	3.23	3.58

**Assumes payment of the maximum 5.75% sales charge.*

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[3]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.

4	Capital Income Builder

How a hypothetical $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime Capital Income Builder has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Capital Income Builder	5

Investment portfolio October 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	61.87%
Eurozone*	8.62
United Kingdom	6.93
Canada	3.96
Switzerland	3.05
Japan	2.29
Singapore	1.63
India	1.07
Brazil	1.04
Other countries	5.78
Short-term securities & other assets less liabilities	3.76
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 75.41%	Shares	Value (000)
Financials 12.81%
Zurich Insurance Group AG	2,970,572	$1,407,480
CME Group, Inc., Class A	5,279,888	1,127,045
JPMorgan Chase & Co.	5,773,742	802,897
DBS Group Holdings, Ltd.	28,323,229	681,003
Morgan Stanley	7,784,308	551,285
BlackRock, Inc.	668,184	409,116
Power Corporation of Canada, subordinate voting shares	15,946,600	384,190
Münchener Rückversicherungs-Gesellschaft AG	872,918	349,545
AIA Group, Ltd.	36,894,955	321,325
ING Groep NV	24,091,194	308,917
DNB Bank ASA	15,639,132	282,008
Blackstone, Inc.	2,966,119	273,921
B3 SA - Brasil, Bolsa, Balcao	120,260,642	264,768
KBC Groep NV	4,604,867	253,480
PNC Financial Services Group, Inc.	2,141,209	245,104
American International Group, Inc.	3,905,131	239,424
Citizens Financial Group, Inc.	9,627,531	225,573
Principal Financial Group, Inc.	3,326,000	225,104
Kaspi.kz JSC[1]	2,447,140	221,249
Webster Financial Corp.	4,918,121	186,741
Wells Fargo & Co.	4,499,422	178,942
Great-West Lifeco, Inc.	6,004,184	166,346
United Overseas Bank, Ltd.	8,356,900	164,979
Swedbank AB, Class A	9,947,600	163,578
Capital One Financial Corp.	1,600,000	162,064
Toronto-Dominion Bank (The) (CAD denominated)	2,876,611	160,680
Hana Financial Group, Inc.	4,982,584	145,363
East West Bancorp, Inc.	2,348,111	125,906
EFG International AG	10,205,243	122,286
360 ONE WAM, Ltd.[2]	18,920,520	119,387
National Bank of Canada	1,885,174	117,209
Intact Financial Corp.	727,883	102,268
Ping An Insurance (Group) Company of China, Ltd., Class H	19,599,667	99,077
State Street Corp.	1,455,059	94,041
BNP Paribas SA	1,607,000	92,352
China Merchants Bank Co., Ltd., Class A	21,692,721	91,272
Franklin Resources, Inc.	3,799,500	86,591
Western Union Co.	7,516,724	84,864
Truist Financial Corp.	2,927,441	83,022
Patria Investments, Ltd., Class A	5,920,900	76,320
TPG, Inc., Class A	2,726,686	75,366
Skandinaviska Enskilda Banken AB, Class A	6,693,300	74,653
Bank Central Asia Tbk PT	128,165,200	70,660

6	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Financials (continued)
UniCredit SpA	2,822,721	$70,617
Euronext NV	999,658	69,633
Banco Santander, SA	18,170,300	66,862
Fukuoka Financial Group, Inc.	2,339,200	61,508
Vontobel Holding AG	1,002,567	58,601
Citigroup, Inc.	1,460,000	57,655
OneMain Holdings, Inc.	1,576,980	56,661
Société Générale[3]	2,430,000	54,639
China Pacific Insurance (Group) Co., Ltd., Class H	22,054,200	54,312
Fidelity National Information Services, Inc.	845,644	41,530
Grupo Financiero Banorte, SAB de CV, Series O	3,610,655	29,303
Houlihan Lokey, Inc., Class A	281,141	28,260
Bank of Montreal	355,338	26,851
Moscow Exchange MICEX-RTS PJSC[4]	85,235,374	—	[5]
Sberbank of Russia PJSC[4]	19,327,472	—	[5]
		12,093,833

Health care 10.10%
AbbVie, Inc.	13,827,970	1,952,233
Abbott Laboratories	11,725,286	1,108,626
Gilead Sciences, Inc.	13,392,977	1,051,885
Amgen, Inc.	3,877,670	991,520
AstraZeneca PLC	6,417,929	802,214
Sanofi	8,133,121	742,282
Bristol-Myers Squibb Co.	10,525,429	542,375
Takeda Pharmaceutical Co., Ltd.	13,965,201	378,744
Medtronic PLC	5,312,939	374,881
UnitedHealth Group, Inc.	533,954	285,964
CVS Health Corp.	3,637,522	251,025
Novartis AG	2,545,900	237,682
Roche Holding AG, nonvoting non-registered shares	888,735	229,602
Johnson & Johnson	1,346,772	199,780
GSK PLC	7,356,332	130,872
EBOS Group, Ltd.	4,279,239	87,054
Merck & Co., Inc.	702,500	72,147
Pfizer, Inc.	1,465,034	44,772
Bayer AG	838,940	36,053
Sandoz Group AG6	509,180	13,238
		9,532,949

Consumer staples 9.15%
Philip Morris International, Inc.	23,541,461	2,098,957
British American Tobacco PLC	32,817,147	979,381
British American Tobacco PLC (ADR)[3]	5,107,964	152,524
Nestlé SA	5,980,748	645,226
Imperial Brands PLC	24,707,297	526,816
Mondelez International, Inc.	6,482,496	429,206
PepsiCo, Inc.	2,614,916	426,963
General Mills, Inc.	5,859,597	382,280
ITC, Ltd.	68,014,145	350,158
Danone SA	5,238,831	312,059
Carlsberg A/S, Class B	1,849,873	220,728
Altria Group, Inc.	5,494,099	220,698
Diageo PLC	5,816,600	220,422
Unilever PLC	4,464,641	211,537
Anheuser-Busch InBev SA/NV	3,672,089	208,897
Seven & i Holdings Co., Ltd.	5,245,700	190,951
Kimberly-Clark Corp.	1,457,945	174,429
Wilmar International, Ltd.	47,898,000	124,858
Kenvue, Inc.	5,778,238	107,475
Kao Corp.	2,875,900	104,583
Kraft Heinz Co.	2,880,637	90,625
Procter & Gamble Co.	590,675	88,619
Pernod Ricard SA	498,119	88,565
Vector Group, Ltd.	5,976,012	61,433
Asahi Group Holdings, Ltd.	1,271,300	45,896
Molson Coors Beverage Co., Class B, restricted voting shares	690,153	39,870
Reckitt Benckiser Group PLC	570,942	38,276

Capital Income Builder	7

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Viscofan, SA, non-registered shares	643,180	$37,244
Scandinavian Tobacco Group A/S	2,058,240	30,521
Coca-Cola HBC AG (CDI)	636,500	16,540
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	7,699,873	14,115
		8,639,852

Information technology 8.35%
Broadcom, Inc.	3,686,331	3,101,568
Microsoft Corp.	5,527,640	1,868,950
Taiwan Semiconductor Manufacturing Co., Ltd.	47,116,356	776,271
Texas Instruments, Inc.	4,658,458	661,548
Seagate Technology Holdings PLC	5,356,404	365,575
KLA Corp.	430,103	202,019
SAP SE	1,396,253	187,098
Tokyo Electron, Ltd.	942,000	126,533
GlobalWafers Co., Ltd.	6,687,850	98,599
Analog Devices, Inc.	598,894	94,224
TDK Corp.	2,263,300	84,987
Samsung Electronics Co., Ltd.	1,417,713	70,695
Intel Corp.	1,933,908	70,588
Vanguard International Semiconductor Corp.	26,135,142	56,942
NetApp, Inc.	391,116	28,465
BE Semiconductor Industries NV	256,075	26,450
Capgemini SE3	147,900	26,215
SINBON Electronics Co., Ltd.	2,986,572	25,522
QUALCOMM, Inc.	148,347	16,168
		7,888,417

Industrials 8.33%
RTX Corp.	17,439,850	1,419,429
Union Pacific Corp.	3,578,158	742,861
BAE Systems PLC	46,123,650	619,230
Siemens AG	3,379,098	446,823
Honeywell International, Inc.	2,046,161	374,980
Lockheed Martin Corp.	797,955	362,782
RELX PLC	8,812,178	308,241
Paychex, Inc.	2,634,208	292,529
DHL Group	5,879,792	228,531
Marubeni Corp.	15,394,800	226,935
Singapore Technologies Engineering, Ltd.	82,467,656	226,535
Broadridge Financial Solutions, Inc.	1,182,315	201,750
Canadian National Railway Co. (CAD denominated)	1,868,900	197,746
United Parcel Service, Inc., Class B	1,396,000	197,185
AB Volvo, Class B	9,414,273	186,485
ITOCHU Corp.	4,745,700	170,988
Vinci SA	1,540,767	170,378
Trinity Industries, Inc.[2]	7,712,016	160,641
Illinois Tool Works, Inc.	650,000	145,678
Automatic Data Processing, Inc.	559,579	122,111
Carrier Global Corp.	2,391,158	113,963
Waste Management, Inc.	683,437	112,309
SGS SA	1,320,300	107,719
Trelleborg AB, Class B	4,230,000	107,162
BOC Aviation, Ltd.	16,978,156	104,630
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	4,044,948	99,251
Bureau Veritas SA	3,166,002	72,131
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	5,918,422	69,039
FedEx Corp.	273,476	65,662
L3Harris Technologies, Inc.	358,209	64,266
General Dynamics Corp.	224,400	54,150
Airbus SE, non-registered shares	319,385	42,720
Sulzer AG	374,355	30,845
Epiroc AB, Class B	785,911	10,900
LIXIL Corp.	932,000	10,183
		7,866,768

8	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Energy 6.60%
Canadian Natural Resources, Ltd. (CAD denominated)	17,459,734	$1,108,710
TC Energy Corp. (CAD denominated)[3]	23,366,638	804,752
TC Energy Corp.	1,387,400	47,796
Exxon Mobil Corp.	7,148,709	756,691
Shell PLC (GBP denominated)	16,645,318	534,953
Shell PLC (ADR)	738,100	48,080
TotalEnergies SE	8,604,436	576,269
BP PLC	79,495,046	485,265
Chevron Corp.	3,023,740	440,650
EOG Resources, Inc.	3,293,721	415,832
ConocoPhillips	2,167,595	257,510
Schlumberger NV	3,258,133	181,348
Equitrans Midstream Corp.	18,872,981	167,403
Woodside Energy Group, Ltd.	3,169,011	68,858
Woodside Energy Group, Ltd. (CDI)	2,125,736	46,336
Neste OYJ	3,021,216	101,428
Enbridge, Inc. (CAD denominated)	3,000,230	96,146
DT Midstream, Inc.	1,195,562	64,524
Baker Hughes Co., Class A	770,117	26,507
Constellation Oil Services Holding SA, Class B-1[4,6]	282,550	40
Gazprom PJSC[4,6]	84,735,990	—	[5]
		6,229,098

Utilities 6.14%
Engie SA	40,051,180	637,845
National Grid PLC	51,906,951	616,878
DTE Energy Co.	4,938,048	475,929
E.ON SE	39,814,427	472,473
Southern Co. (The)	6,720,081	452,261
Power Grid Corporation of India, Ltd.	147,183,778	357,490
Duke Energy Corp.	3,793,474	337,202
Sempra	4,477,496	313,559
Iberdrola, SA, non-registered shares	26,822,348	298,912
Edison International	4,435,503	279,703
CenterPoint Energy, Inc.	8,994,402	241,769
SSE PLC	10,192,499	202,946
AES Corp.	13,128,451	195,614
Dominion Energy, Inc.	4,670,497	188,314
Public Service Enterprise Group, Inc.	2,207,981	136,122
Pinnacle West Capital Corp.	1,762,584	130,748
Entergy Corp.	1,326,218	126,773
Exelon Corp.	2,450,868	95,437
SembCorp Industries, Ltd.	20,005,900	67,096
ENN Energy Holdings, Ltd.	8,020,300	61,211
NextEra Energy, Inc.	910,500	53,082
Power Assets Holdings, Ltd.	9,434,000	45,092
Evergy, Inc.	187,303	9,204
		5,795,660

Real estate 4.94%
VICI Properties, Inc. REIT	44,826,176	1,250,650
Equinix, Inc. REIT	890,885	650,025
Public Storage REIT	1,321,503	315,456
Crown Castle, Inc. REIT	3,240,792	301,329
Extra Space Storage, Inc. REIT	2,284,264	236,627
Federal Realty Investment Trust REIT	2,500,000	227,975
Gaming and Leisure Properties, Inc. REIT	4,090,312	185,659
American Tower Corp. REIT	1,040,401	185,389
Boston Properties, Inc. REIT	3,000,000	160,710
Welltower, Inc. REIT	1,840,664	153,898
CK Asset Holdings, Ltd.	28,272,934	141,219
Link REIT	30,295,296	138,925
Sun Hung Kai Properties, Ltd.	12,611,353	129,441
CTP NV	6,244,020	91,223
Digital Realty Trust, Inc. REIT	610,751	75,953
Charter Hall Group REIT	13,076,087	72,932
Mindspace Business Parks REIT	19,429,410	72,243
POWERGRID Infrastructure Investment Trust REIT[2]	59,148,100	69,780

Capital Income Builder	9

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Kimco Realty Corp. REIT	2,819,000	$50,573
Prologis, Inc. REIT	423,630	42,681
Longfor Group Holdings, Ltd.	27,189,658	39,827
Embassy Office Parks REIT	9,671,000	36,220
CubeSmart REIT	727,081	24,786
Americold Realty Trust, Inc. REIT	607,678	15,933
		4,669,454

Consumer discretionary 3.64%
Home Depot, Inc.	2,026,547	576,938
Industria de Diseño Textil, SA	9,879,255	341,248
Midea Group Co., Ltd., Class A	45,832,308	331,667
LVMH Moët Hennessy-Louis Vuitton SE	426,591	305,297
Restaurant Brands International, Inc.	4,193,243	281,786
YUM! Brands, Inc.	2,206,511	266,679
McDonald’s Corp.	1,000,000	262,170
Kering SA3	628,651	254,253
Starbucks Corp.	2,445,400	225,564
NEXT PLC	1,353,982	113,599
Bridgestone Corp.	2,763,700	104,279
Galaxy Entertainment Group, Ltd.	17,447,000	97,725
Darden Restaurants, Inc.	623,503	90,738
Tractor Supply Co.	226,805	43,674
Hasbro, Inc.	920,000	41,538
OPAP SA	1,967,863	33,364
International Game Technology PLC	911,855	23,179
Inchcape PLC	2,546,035	20,675
Kindred Group PLC (SDR)	1,933,000	15,816
VF Corp.	397,691	5,858
		3,436,047

Communication services 2.84%
Comcast Corp., Class A	12,611,037	520,710
Nippon Telegraph and Telephone Corp.	277,030,000	324,705
Koninklijke KPN NV	90,736,900	305,179
Singapore Telecommunications, Ltd.	160,157,700	278,539
SoftBank Corp.	22,746,258	256,863
América Móvil, SAB de CV, Class B (ADR)	12,913,643	214,366
Verizon Communications, Inc.	4,903,006	172,243
Publicis Groupe SA3	1,663,353	126,996
TELUS Corp.	7,550,589	121,746
Warner Music Group Corp., Class A	2,928,864	91,673
WPP PLC	10,114,646	87,125
HKT Trust and HKT, Ltd., units	73,257,460	75,942
Omnicom Group, Inc.	931,500	69,779
Telkom Indonesia (Persero) Tbk PT, Class B	175,000,000	38,469
		2,684,335

Materials 2.51%
Vale SA (ADR), ordinary nominative shares	21,148,608	289,947
Vale SA, ordinary nominative shares	19,061,910	260,876
Air Products and Chemicals, Inc.	1,166,126	329,361
Rio Tinto PLC	4,778,679	304,581
Linde PLC	706,829	270,122
BHP Group, Ltd. (CDI)	5,436,000	154,721
UPM-Kymmene OYJ	4,349,742	146,333
Evonik Industries AG	6,058,782	111,302
International Flavors & Fragrances, Inc.	1,431,555	97,847
BASF SE	1,770,400	81,558
Smurfit Kappa Group PLC[3]	1,853,000	60,557
Celanese Corp.	462,236	52,931
Asahi Kasei Corp.	8,589,800	52,740
WestRock Co.	1,418,095	50,952
Gerdau SA (ADR)	9,332,400	40,503

10	Capital Income Builder

Common stocks (continued)	Shares			Value (000)
Materials (continued)
Fortescue Metals Group, Ltd.		2,372,992		$33,698
LyondellBasell Industries NV		247,895		22,370
Glencore PLC		1,982,346		10,473
				2,370,872

Total common stocks (cost: $60,059,628,000)				71,207,285

Preferred securities 0.05%
Financials 0.05%
Banco Bradesco SA, preferred nominative shares		12,238,044		33,958
CoBank, ACB, Class E, 6.848% noncumulative preferred shares[1,7]		13,000		10,205

Total preferred securities (cost: $47,020,000)				44,163

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, non-registered warrants,
expire 11/22/2023[6]		684,470		450

Total rights & warrants (cost: $0)				450

Convertible stocks 0.22%
Utilities 0.22%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		3,996,400		150,025
AES Corp., convertible preferred units, 6.875% 2/15/2024		913,000		55,036

Total convertible stocks (cost: $273,782,000)				205,061

Bonds, notes & other debt instruments 18.16%	Principal amount (000)
Mortgage-backed obligations 8.72%
Federal agency mortgage-backed obligations 7.88%
Fannie Mae Pool #930337 6.00% 1/1/2024[8]	USD	—	[5]	—	[5]
Fannie Mae Pool #AA8755 4.50% 7/1/2024[8]		163		162
Fannie Mae Pool #AA8211 4.50% 8/1/2024[8]		24		24
Fannie Mae Pool #255361 5.50% 8/1/2024[8]		1		1
Fannie Mae Pool #394854 6.50% 5/1/2027[8]		3		3
Fannie Mae Pool #256821 6.50% 7/1/2027[8]		13		13
Fannie Mae Pool #257145 6.50% 3/1/2028[8]		1		1
Fannie Mae Pool #AX9959 3.50% 12/1/2029[8]		181		170
Fannie Mae Pool #BA2999 3.50% 11/1/2030[8]		213		202
Fannie Mae Pool #659096 6.50% 8/1/2032[8]		2		2
Fannie Mae Pool #683351 5.50% 2/1/2033[8]		66		65
Fannie Mae Pool #CA1299 3.50% 3/1/2033[8]		83		78
Fannie Mae Pool #MA3438 3.50% 8/1/2033[8]		225		211
Fannie Mae Pool #MA3658 3.50% 5/1/2034[8]		323		301
Fannie Mae Pool #CA4490 3.50% 8/1/2034[8]		452		421
Fannie Mae Pool #887695 6.00% 6/1/2036[8]		1,051		1,055
Fannie Mae Pool #894308 6.00% 10/1/2036[8]		160		158
Fannie Mae Pool #902164 6.00% 11/1/2036[8]		879		882
Fannie Mae Pool #902503 6.00% 11/1/2036[8]		603		605
Fannie Mae Pool #903076 6.00% 12/1/2036[8]		1,196		1,200
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		92		90
Fannie Mae Pool #AS9772 3.50% 6/1/2037[8]		32		29
Fannie Mae Pool #966172 7.00% 7/1/2037[8]		125		125
Fannie Mae Pool #256845 6.50% 8/1/2037[8]		55		56
Fannie Mae Pool #256960 6.50% 11/1/2037[8]		297		302
Fannie Mae Pool #257137 7.00% 3/1/2038[8]		19		20
Fannie Mae Pool #963269 5.50% 5/1/2038[8]		909		893
Fannie Mae Pool #963341 5.50% 5/1/2038[8]		260		255
Fannie Mae Pool #963454 5.50% 6/1/2038[8]		870		854
Fannie Mae Pool #963796 5.50% 6/1/2038[8]		251		245
Fannie Mae Pool #929964 6.00% 9/1/2038[8]		416		418
Fannie Mae Pool #FS2490 5.50% 10/1/2038[8]		52		51
Fannie Mae Pool #FM3708 5.50% 10/1/2038[8]		38		38
Fannie Mae Pool #FS2101 5.50% 10/1/2038[8]		12		12

Capital Income Builder	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #970772 5.50% 11/1/2038[8]	USD	46	$45
Fannie Mae Pool #AE0392 5.50% 12/1/2039[8]		59	58
Fannie Mae Pool #AL4324 6.50% 5/1/2040[8]		6	6
Fannie Mae Pool #AL0152 6.00% 6/1/2040[8]		3,144	3,152
Fannie Mae Pool #AE8073 4.00% 12/1/2040[8]		189	169
Fannie Mae Pool #MA4364 2.00% 6/1/2041[8]		83,594	66,136
Fannie Mae Pool #AL1571 5.00% 6/1/2041[8]		2,438	2,321
Fannie Mae Pool #AL0913 6.00% 7/1/2041[8]		2,221	2,228
Fannie Mae Pool #AJ0257 4.00% 9/1/2041[8]		64	57
Fannie Mae Pool #AJ4154 4.00% 11/1/2041[8]		191	171
Fannie Mae Pool #AB4050 4.00% 12/1/2041[8]		368	330
Fannie Mae Pool #AJ4189 4.00% 12/1/2041[8]		215	192
Fannie Mae Pool #AJ9165 4.00% 1/1/2042[8]		5,046	4,507
Fannie Mae Pool #890407 4.00% 2/1/2042[8]		504	451
Fannie Mae Pool #AL2745 4.00% 3/1/2042[8]		1,485	1,329
Fannie Mae Pool #AO6721 4.00% 6/1/2042[8]		9,629	8,581
Fannie Mae Pool #AO1820 4.00% 6/1/2042[8]		856	766
Fannie Mae Pool #890445 4.00% 7/1/2042[8]		1,118	999
Fannie Mae Pool #AS0831 4.50% 10/1/2043[8]		564	518
Fannie Mae Pool #AW4156 4.00% 5/1/2044[8]		1,959	1,738
Fannie Mae Pool #AW4026 4.00% 6/1/2044[8]		2,259	2,006
Fannie Mae Pool #AX2782 4.00% 9/1/2044[8]		2,619	2,320
Fannie Mae Pool #AY1313 4.00% 3/1/2045[8]		4,752	4,214
Fannie Mae Pool #AS6840 4.00% 3/1/2046[8]		5,231	4,635
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		847	730
Fannie Mae Pool #BC8719 4.00% 6/1/2046[8]		2,096	1,856
Fannie Mae Pool #BC8720 4.00% 6/1/2046[8]		1,729	1,530
Fannie Mae Pool #AS7598 4.00% 7/1/2046[8]		4,920	4,353
Fannie Mae Pool #BD1967 4.00% 7/1/2046[8]		1,735	1,534
Fannie Mae Pool #BD5477 4.00% 7/1/2046[8]		37	33
Fannie Mae Pool #MA2691 4.50% 7/1/2046[8]		952	874
Fannie Mae Pool #AS7759 4.00% 8/1/2046[8]		11,665	10,323
Fannie Mae Pool #AS7760 4.00% 8/1/2046[8]		5,057	4,474
Fannie Mae Pool #AS7939 4.00% 9/1/2046[8]		8,034	7,109
Fannie Mae Pool #AL9190 4.00% 9/1/2046[8]		1,296	1,147
Fannie Mae Pool #BC4712 4.00% 10/1/2046[8]		4,429	3,919
Fannie Mae Pool #BC4801 4.00% 11/1/2046[8]		3,005	2,659
Fannie Mae Pool #BM3288 3.50% 12/1/2046[8]		22	19
Fannie Mae Pool #MA2907 4.00% 2/1/2047[8]		25	22
Fannie Mae Pool #AS9313 4.00% 3/1/2047[8]		4,219	3,733
Fannie Mae Pool #BE3229 4.00% 3/1/2047[8]		1,612	1,418
Fannie Mae Pool #BD7165 4.00% 4/1/2047[8]		25	22
Fannie Mae Pool #AS9454 4.00% 4/1/2047[8]		16	14
Fannie Mae Pool #BM4187 4.50% 5/1/2047[8]		14,574	13,405
Fannie Mae Pool #BH2491 4.00% 6/1/2047[8]		2,393	2,115
Fannie Mae Pool #MA3058 4.00% 7/1/2047[8]		2,736	2,420
Fannie Mae Pool #CA0243 4.50% 8/1/2047[8]		13,541	12,381
Fannie Mae Pool #BJ1668 4.00% 12/1/2047[8]		2,354	2,079
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		501	443
Fannie Mae Pool #BJ2751 4.50% 5/1/2048[8]		6,704	6,109
Fannie Mae Pool #CA2033 4.00% 7/1/2048[8]		9,760	8,589
Fannie Mae Pool #CA2157 4.00% 8/1/2048[8]		19,586	17,234
Fannie Mae Pool #BF0320 5.50% 1/1/2049[8]		11,705	11,643
Fannie Mae Pool #BF0572 5.50% 4/1/2049[8]		25,640	25,124
Fannie Mae Pool #FM2675 4.00% 6/1/2049[8]		5,641	4,969
Fannie Mae Pool #FM1262 4.00% 7/1/2049[8]		16,361	14,396
Fannie Mae Pool #BO2264 3.00% 10/1/2049[8]		10,542	8,552
Fannie Mae Pool #CA4819 4.00% 12/1/2049[8]		8,124	7,133
Fannie Mae Pool #BO6274 3.00% 1/1/2050[8]		15,794	12,827
Fannie Mae Pool #FS5313 3.50% 1/1/2050[8]		209,689	178,783
Fannie Mae Pool #FM2872 3.00% 2/1/2050[8]		36,916	29,883
Fannie Mae Pool #CA5216 3.00% 2/1/2050[8]		15,383	12,475
Fannie Mae Pool #CA5226 3.00% 2/1/2050[8]		6,349	5,149
Fannie Mae Pool #FM2676 4.00% 3/1/2050[8]		5,406	4,746
Fannie Mae Pool #FS3189 4.00% 4/1/2050[8]		38,419	33,807
Fannie Mae Pool #CA6309 3.00% 7/1/2050[8]		31,678	25,985
Fannie Mae Pool #CA6349 3.00% 7/1/2050[8]		12,454	10,062

12	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA6740 3.00% 8/1/2050[8]	USD	7,240	$5,849
Fannie Mae Pool #CA7048 3.00% 9/1/2050[8]		4,114	3,332
Fannie Mae Pool #CA7052 3.00% 9/1/2050[8]		1,220	985
Fannie Mae Pool #CA7381 3.00% 10/1/2050[8]		11,284	9,116
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		6,153	5,052
Fannie Mae Pool #CA8046 3.00% 12/1/2050[8]		24,349	19,978
Fannie Mae Pool #FM5166 3.00% 12/1/2050[8]		7,683	6,207
Fannie Mae Pool #FM5509 3.00% 1/1/2051[8]		12,271	9,897
Fannie Mae Pool #CB0191 3.00% 4/1/2051[8]		15,594	12,597
Fannie Mae Pool #CB0193 3.00% 4/1/2051[8]		1,885	1,523
Fannie Mae Pool #FM7556 3.50% 5/1/2051[8]		27	23
Fannie Mae Pool #FM7909 3.00% 6/1/2051[8]		1,472	1,189
Fannie Mae Pool #FM8477 3.00% 8/1/2051[8]		10,882	8,773
Fannie Mae Pool #FM9632 3.00% 11/1/2051[8]		41,709	33,754
Fannie Mae Pool #FM9631 3.00% 11/1/2051[8]		17,949	14,581
Fannie Mae Pool #CB2414 3.00% 12/1/2051[8]		20,533	16,774
Fannie Mae Pool #FS0972 3.50% 1/1/2052[8]		21,033	17,877
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		13,383	10,944
Fannie Mae Pool #FS0752 3.00% 3/1/2052[8]		50,720	40,706
Fannie Mae Pool #BV6656 3.00% 3/1/2052[8]		36	29
Fannie Mae Pool #CB3179 3.50% 3/1/2052[8]		27,782	23,286
Fannie Mae Pool #FS2009 3.00% 5/1/2052[8]		45	37
Fannie Mae Pool #MA4711 5.50% 7/1/2052[8]		52	49
Fannie Mae Pool #CB4145 5.50% 7/1/2052[8]		49	47
Fannie Mae Pool #BW5402 5.50% 7/1/2052[8]		42	40
Fannie Mae Pool #CB4662 3.50% 8/1/2052[8]		896	747
Fannie Mae Pool #CB4418 5.50% 8/1/2052[8]		107	102
Fannie Mae Pool #BW9206 5.50% 8/1/2052[8]		79	77
Fannie Mae Pool #CB4421 5.50% 8/1/2052[8]		34	33
Fannie Mae Pool #BW9049 4.50% 9/1/2052[8]		139	124
Fannie Mae Pool #BW7372 5.50% 9/1/2052[8]		100	95
Fannie Mae Pool #BX1322 5.50% 9/1/2052[8]		58	55
Fannie Mae Pool #BW1289 5.50% 10/1/2052[8]		11,197	10,638
Fannie Mae Pool #BW1243 5.50% 10/1/2052[8]		10,070	9,572
Fannie Mae Pool #BX1223 5.50% 10/1/2052[8]		1,978	1,879
Fannie Mae Pool #BX1488 5.50% 10/1/2052[8]		514	495
Fannie Mae Pool #CB5020 5.50% 10/1/2052[8]		419	399
Fannie Mae Pool #BW9929 5.50% 10/1/2052[8]		54	52
Fannie Mae Pool #MA4820 6.50% 10/1/2052[8]		34	34
Fannie Mae Pool #BW9488 5.00% 11/1/2052[8]		451	416
Fannie Mae Pool #BX4398 5.50% 11/1/2052[8]		934	899
Fannie Mae Pool #BX1298 5.50% 11/1/2052[8]		100	95
Fannie Mae Pool #BX3689 5.00% 12/1/2052[8]		34	31
Fannie Mae Pool #MA4842 5.50% 12/1/2052[8]		15,403	14,633
Fannie Mae Pool #BX3716 5.50% 12/1/2052[8]		526	500
Fannie Mae Pool #BX3726 5.50% 12/1/2052[8]		398	378
Fannie Mae Pool #BX2464 5.50% 12/1/2052[8]		245	233
Fannie Mae Pool #BX2476 5.50% 12/1/2052[8]		35	33
Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]		65	60
Fannie Mae Pool #BX5626 5.50% 1/1/2053[8]		4,445	4,222
Fannie Mae Pool #BX6633 5.50% 1/1/2053[8]		1,520	1,444
Fannie Mae Pool #BX0856 5.50% 1/1/2053[8]		37	35
Fannie Mae Pool #BX5592 5.50% 1/1/2053[8]		33	31
Fannie Mae Pool #MA4894 6.00% 1/1/2053[8]		49,033	47,984
Fannie Mae Pool #BX4106 5.00% 2/1/2053[8]		527	487
Fannie Mae Pool #FS3864 5.00% 2/1/2053[8]		24	22
Fannie Mae Pool #BX5722 5.00% 2/1/2053[8]		22	21
Fannie Mae Pool #MA4919 5.50% 2/1/2053[8]		25,403	24,132
Fannie Mae Pool #BX4108 5.50% 2/1/2053[8]		249	236
Fannie Mae Pool #BX7384 5.50% 2/1/2053[8]		127	121
Fannie Mae Pool #BX6545 6.00% 2/1/2053[8]		38,389	37,489
Fannie Mae Pool #BX4771 5.00% 3/1/2053[8]		363	335
Fannie Mae Pool #BX6752 5.00% 3/1/2053[8]		257	237
Fannie Mae Pool #CB5986 5.00% 3/1/2053[8]		98	90
Fannie Mae Pool #BX8385 5.00% 3/1/2053[8]		59	54
Fannie Mae Pool #FS4152 5.50% 3/1/2053[8]		5,887	5,590
Fannie Mae Pool #BX7555 5.50% 3/1/2053[8]		3,960	3,759

Capital Income Builder	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB6599 5.00% 4/1/2053[8]	USD	513	$474
Fannie Mae Pool #BX9041 5.00% 4/1/2053[8]		96	88
Fannie Mae Pool #MA4979 5.50% 4/1/2053[8]		51,306	48,705
Fannie Mae Pool #MA4980 6.00% 4/1/2053[8]		27,964	27,309
Fannie Mae Pool #BX8415 6.00% 4/1/2053[8]		1,132	1,103
Fannie Mae Pool #FS4563 5.00% 5/1/2053[8]		2,966	2,738
Fannie Mae Pool #BY2258 5.00% 5/1/2053[8]		249	230
Fannie Mae Pool #BW5282 5.00% 5/1/2053[8]		199	183
Fannie Mae Pool #MA5010 5.50% 5/1/2053[8]		36,571	34,701
Fannie Mae Pool #MA5011 6.00% 5/1/2053[8]		144,221	140,757
Fannie Mae Pool #MA5038 5.00% 6/1/2053[8]		72,821	67,207
Fannie Mae Pool #BY3392 5.00% 6/1/2053[8]		39,781	36,711
Fannie Mae Pool #BY6853 5.00% 6/1/2053[8]		550	508
Fannie Mae Pool #BY3975 5.00% 6/1/2053[8]		395	365
Fannie Mae Pool #BY2311 5.00% 6/1/2053[8]		116	108
Fannie Mae Pool #MA5039 5.50% 6/1/2053[8]		152,717	144,973
Fannie Mae Pool #FS5192 5.50% 6/1/2053[8]		20,014	19,012
Fannie Mae Pool #BY4218 5.50% 6/1/2053[8]		996	945
Fannie Mae Pool #BY5242 5.50% 6/1/2053[8]		42	40
Fannie Mae Pool #MA5040 6.00% 6/1/2053[8]		60,700	59,248
Fannie Mae Pool #CB6485 6.00% 6/1/2053[8]		38,872	37,910
Fannie Mae Pool #CB6486 6.00% 6/1/2053[8]		24,238	23,644
Fannie Mae Pool #CB6465 6.00% 6/1/2053[8]		17,368	16,946
Fannie Mae Pool #FS4933 6.00% 6/1/2053[8]		6,009	5,875
Fannie Mae Pool #CB6491 6.50% 6/1/2053[8]		7,752	7,731
Fannie Mae Pool #CB6490 6.50% 6/1/2053[8]		2,672	2,658
Fannie Mae Pool #CB6468 6.50% 6/1/2053[8]		1,925	1,919
Fannie Mae Pool #MA5071 5.00% 7/1/2053[8]		215,750	199,124
Fannie Mae Pool #BU4112 5.00% 7/1/2053[8]		100	92
Fannie Mae Pool #MA5072 5.50% 7/1/2053[8]		205,279	194,880
Fannie Mae Pool #MA5073 6.00% 7/1/2053[8]		32,214	31,420
Fannie Mae Pool #MA5106 5.00% 8/1/2053[8]		126,767	116,994
Fannie Mae Pool #BX7614 5.00% 8/1/2053[8]		277	256
Fannie Mae Pool #MA5108 6.00% 8/1/2053[8]		150,061	146,240
Fannie Mae Pool #FS5749 6.50% 9/1/2053[8]		249,902	248,831
Fannie Mae Pool #CB7139 6.50% 9/1/2053[8]		89,531	89,240
Fannie Mae Pool #MA5167 6.50% 10/1/2053[8]		30,774	30,633
Fannie Mae Pool #MA5191 6.00% 11/1/2053[8]		65,781	64,059
Fannie Mae Pool #BF0142 5.50% 8/1/2056[8]		35,370	34,655
Fannie Mae Pool #BF0145 3.50% 3/1/2057[8]		29,117	24,010
Fannie Mae Pool #BF0339 5.00% 1/1/2059[8]		33,803	31,736
Fannie Mae Pool #BF0342 5.50% 1/1/2059[8]		24,091	23,137
Fannie Mae Pool #BF0379 3.50% 4/1/2059[8]		71,634	59,068
Fannie Mae Pool #BM6737 4.50% 11/1/2059[8]		56,254	50,664
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]		24,997	19,366
Fannie Mae Pool #BF0548 3.00% 7/1/2061[8]		19,296	15,203
Fannie Mae Pool #BF0647 3.00% 6/1/2062[8]		20,666	16,340
Fannie Mae, Series 2001-25, Class ZA, 6.50% 6/25/2031[8]		155	153
Fannie Mae, Series 2006-65, Class PF, (30-day Average USD-SOFR + 0.394%) 5.715% 7/25/2036[7,8]		487	478
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[8]		22	22
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		36	37
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[7,8]		2,413	2,252
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 3/25/2036[8]		233	213
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 5/25/2036[8]		494	397
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 7/25/2036[8]		62	51
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 10/25/2036[8]		109	92
Freddie Mac Pool #ZA1833 5.50% 5/1/2024[8]		1	1
Freddie Mac Pool #ZT1318 5.50% 7/1/2024[8]		12	12
Freddie Mac Pool #ZK3460 3.50% 8/1/2026[8]		16	16
Freddie Mac Pool #RD5008 3.50% 9/1/2029[8]		128	119
Freddie Mac Pool #ZS7148 3.50% 4/1/2030[8]		7	7
Freddie Mac Pool #V62089 3.50% 6/1/2033[8]		244	230
Freddie Mac Pool #ZS8716 3.50% 9/1/2033[8]		189	178
Freddie Mac Pool #G18723 3.50% 2/1/2034[8]		3,007	2,849
Freddie Mac Pool #ZT1799 3.50% 3/1/2034[8]		442	416
Freddie Mac Pool #QN3000 1.50% 8/1/2035[8]		193	160

14	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #ZA2505 3.50% 5/1/2038[8]	USD	279	$249
Freddie Mac Pool #A76884 5.00% 5/1/2038[8]		155	149
Freddie Mac Pool #G04697 5.50% 9/1/2038[8]		773	761
Freddie Mac Pool #SC0297 5.50% 10/1/2038[8]		25	25
Freddie Mac Pool #A87873 5.00% 8/1/2039[8]		3,075	2,937
Freddie Mac Pool #G06789 6.00% 5/1/2040[8]		35	35
Freddie Mac Pool #RB5071 2.00% 9/1/2040[8]		1,874	1,494
Freddie Mac Pool #G06061 4.00% 10/1/2040[8]		476	426
Freddie Mac Pool #SC0149 2.00% 3/1/2041[8]		11,975	9,501
Freddie Mac Pool #Q00232 4.50% 4/1/2041[8]		4,165	3,848
Freddie Mac Pool #Q00850 4.50% 5/1/2041[8]		149	138
Freddie Mac Pool #RB0544 2.00% 6/1/2041[8]		5,718	4,527
Freddie Mac Pool #G06841 5.50% 6/1/2041[8]		1,495	1,471
Freddie Mac Pool #G08456 5.00% 7/1/2041[8]		95	90
Freddie Mac Pool #G60546 4.00% 12/1/2042[8]		3,745	3,356
Freddie Mac Pool #Q21442 4.50% 8/1/2043[8]		303	278
Freddie Mac Pool #760014 2.717% 8/1/2045[7,8]		543	510
Freddie Mac Pool #G60138 3.50% 8/1/2045[8]		13,931	12,052
Freddie Mac Pool #G60279 4.00% 10/1/2045[8]		3,869	3,436
Freddie Mac Pool #Q41088 4.00% 6/1/2046[8]		8,794	7,793
Freddie Mac Pool #Q41905 4.00% 7/1/2046[8]		3,576	3,169
Freddie Mac Pool #Q42626 4.00% 8/1/2046[8]		3,591	3,184
Freddie Mac Pool #T65389 3.50% 9/1/2046[8]		52	43
Freddie Mac Pool #Q44227 4.00% 9/1/2046[8]		907	805
Freddie Mac Pool #Q49716 4.50% 8/1/2047[8]		343	312
Freddie Mac Pool #ZS4735 3.50% 9/1/2047[8]		2,593	2,199
Freddie Mac Pool #K39018 6.50% 10/1/2047[8]		49	47
Freddie Mac Pool #G08793 4.00% 12/1/2047[8]		15,895	14,034
Freddie Mac Pool #Q52596 4.50% 12/1/2047[8]		364	332
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		808	711
Freddie Mac Pool #Q55986 4.50% 5/1/2048[8]		6,505	5,939
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[8]		139,912	127,491
Freddie Mac Pool #SD0214 3.00% 11/1/2049[8]		38,808	31,410
Freddie Mac Pool #QA5741 3.00% 12/1/2049[8]		3,298	2,696
Freddie Mac Pool #QA5125 3.50% 12/1/2049[8]		1,324	1,125
Freddie Mac Pool #RA3384 3.00% 8/1/2050[8]		1,312	1,059
Freddie Mac Pool #RA3506 3.00% 9/1/2050[8]		12,873	10,397
Freddie Mac Pool #RA5267 3.00% 5/1/2051[8]		8,256	6,645
Freddie Mac Pool #RA5901 3.00% 9/1/2051[8]		8,332	6,730
Freddie Mac Pool #RA6347 3.00% 11/1/2051[8]		9,318	7,527
Freddie Mac Pool #SD7551 3.00% 1/1/2052[8]		69,152	56,251
Freddie Mac Pool #RA6531 3.50% 1/1/2052[8]		28	23
Freddie Mac Pool #RA6805 3.00% 2/1/2052[8]		15,212	12,247
Freddie Mac Pool #SD8214 3.50% 5/1/2052[8]		8,551	7,130
Freddie Mac Pool #RA7556 4.50% 6/1/2052[8]		78,212	69,956
Freddie Mac Pool #SD7556 3.00% 8/1/2052[8]		842	682
Freddie Mac Pool #SD8251 5.50% 8/1/2052[8]		49	47
Freddie Mac Pool #SD1584 4.50% 9/1/2052[8]		17,222	15,637
Freddie Mac Pool #QE9222 5.00% 9/1/2052[8]		55,255	51,030
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		3,291	3,046
Freddie Mac Pool #QE8785 5.50% 9/1/2052[8]		2,277	2,164
Freddie Mac Pool #SD1831 5.50% 10/1/2052[8]		2,858	2,716
Freddie Mac Pool #QF1113 5.50% 10/1/2052[8]		1,713	1,629
Freddie Mac Pool #QF3150 5.50% 10/1/2052[8]		1,548	1,481
Freddie Mac Pool #QF1433 5.50% 10/1/2052[8]		38	36
Freddie Mac Pool #QF4229 5.00% 11/1/2052[8]		891	823
Freddie Mac Pool #QF4983 5.00% 11/1/2052[8]		75	69
Freddie Mac Pool #SD2948 5.50% 11/1/2052[8]		35,817	34,006
Freddie Mac Pool #QF3380 5.50% 11/1/2052[8]		3,954	3,756
Freddie Mac Pool #QF2409 5.50% 11/1/2052[8]		2,221	2,110
Freddie Mac Pool #QF2472 5.50% 11/1/2052[8]		1,601	1,521
Freddie Mac Pool #SD8280 6.50% 11/1/2052[8]		24	24
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]		22,974	21,211
Freddie Mac Pool #QF4765 5.00% 12/1/2052[8]		46	42
Freddie Mac Pool #QF6034 5.50% 12/1/2052[8]		99	95
Freddie Mac Pool #QF4188 5.50% 12/1/2052[8]		100	95
Freddie Mac Pool #QF6796 5.50% 1/1/2053[8]		163	155

Capital Income Builder	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QF7811 5.00% 2/1/2053[8]	USD	149	$138
Freddie Mac Pool #QF7483 5.50% 2/1/2053[8]		11,632	11,042
Freddie Mac Pool #QF7073 5.50% 2/1/2053[8]		4,856	4,610
Freddie Mac Pool #QF8331 5.50% 2/1/2053[8]		3,756	3,567
Freddie Mac Pool #QF9106 5.50% 2/1/2053[8]		1,060	1,007
Freddie Mac Pool #SD2402 6.00% 2/1/2053[8]		18,384	17,987
Freddie Mac Pool #SD8301 6.00% 2/1/2053[8]		89	87
Freddie Mac Pool #QF9075 5.00% 3/1/2053[8]		487	450
Freddie Mac Pool #QF8333 5.00% 3/1/2053[8]		261	241
Freddie Mac Pool #QF8351 5.50% 3/1/2053[8]		3,021	2,868
Freddie Mac Pool #QF8462 5.50% 3/1/2053[8]		357	339
Freddie Mac Pool #SD2716 5.00% 4/1/2053[8]		4,809	4,439
Freddie Mac Pool #QG3296 5.00% 4/1/2053[8]		560	516
Freddie Mac Pool #QG0978 5.00% 4/1/2053[8]		497	458
Freddie Mac Pool #QG0650 5.00% 4/1/2053[8]		71	65
Freddie Mac Pool #QG0159 5.00% 4/1/2053[8]		59	54
Freddie Mac Pool #QG1385 5.00% 4/1/2053[8]		47	43
Freddie Mac Pool #SD8316 5.50% 4/1/2053[8]		51,935	49,320
Freddie Mac Pool #QG1023 5.50% 4/1/2053[8]		12,224	11,605
Freddie Mac Pool #QG0657 5.50% 4/1/2053[8]		3,540	3,361
Freddie Mac Pool #SD3236 5.00% 5/1/2053[8]		495	457
Freddie Mac Pool #QG1997 5.00% 5/1/2053[8]		476	439
Freddie Mac Pool #QG1876 5.00% 5/1/2053[8]		84	78
Freddie Mac Pool #SD8324 5.50% 5/1/2053[8]		620,921	589,435
Freddie Mac Pool #SD3369 5.50% 5/1/2053[8]		1,406	1,335
Freddie Mac Pool #SD8325 6.00% 5/1/2053[8]		229,200	223,697
Freddie Mac Pool #QG3376 6.00% 5/1/2053[8]		834	813
Freddie Mac Pool #SD2979 6.50% 5/1/2053[8]		2,776	2,769
Freddie Mac Pool #SD8329 5.00% 6/1/2053[8]		1,551	1,432
Freddie Mac Pool #QG5481 5.00% 6/1/2053[8]		300	277
Freddie Mac Pool #QG4328 5.00% 6/1/2053[8]		91	84
Freddie Mac Pool #QG5286 5.00% 6/1/2053[8]		70	64
Freddie Mac Pool #SD8331 5.50% 6/1/2053[8]		108,134	102,650
Freddie Mac Pool #SD3505 6.00% 6/1/2053[8]		39,658	38,692
Freddie Mac Pool #SD3175 6.00% 6/1/2053[8]		10,840	10,590
Freddie Mac Pool #RA9279 6.00% 6/1/2053[8]		8,191	7,979
Freddie Mac Pool #RA9283 6.00% 6/1/2053[8]		7,668	7,489
Freddie Mac Pool #RA9281 6.00% 6/1/2053[8]		5,070	4,937
Freddie Mac Pool #RA9284 6.00% 6/1/2053[8]		3,544	3,471
Freddie Mac Pool #RA9294 6.50% 6/1/2053[8]		6,346	6,319
Freddie Mac Pool #RA9292 6.50% 6/1/2053[8]		5,435	5,418
Freddie Mac Pool #RA9289 6.50% 6/1/2053[8]		5,115	5,112
Freddie Mac Pool #RA9288 6.50% 6/1/2053[8]		4,914	4,920
Freddie Mac Pool #RA9287 6.50% 6/1/2053[8]		3,413	3,426
Freddie Mac Pool #RA9290 6.50% 6/1/2053[8]		2,644	2,637
Freddie Mac Pool #RA9291 6.50% 6/1/2053[8]		1,877	1,867
Freddie Mac Pool #RA9295 6.50% 6/1/2053[8]		1,383	1,388
Freddie Mac Pool #SD8341 5.00% 7/1/2053[8]		140,620	129,761
Freddie Mac Pool #QG6844 5.00% 7/1/2053[8]		255	235
Freddie Mac Pool #SD8342 5.50% 7/1/2053[8]		368,568	349,879
Freddie Mac Pool #SD3356 6.00% 7/1/2053[8]		12,742	12,437
Freddie Mac Pool #SD3825 6.50% 9/1/2053[8]		270,883	269,471
Freddie Mac Pool #RA9865 6.50% 9/1/2053[8]		58,180	57,930
Freddie Mac Pool #SD8369 6.50% 10/1/2053[8]		148,166	147,485
Freddie Mac Pool #QH3557 6.50% 11/1/2053[8]		3,629	3,613
Freddie Mac, Series 2122, Class QM, 6.25% 2/15/2029[8]		382	376
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 8/25/2025[8]		11,250	10,843
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 3/25/2026[8]		3,500	3,290
Freddie Mac, Series K064, Class A2, Multi Family, 3.224% 3/25/2027[7,8]		4,390	4,109
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 6/25/2027[8]		4,360	4,046
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 7/25/2027[8]		4,810	4,460
Freddie Mac, Series K068, Class A2, Multi Family, 3.244% 8/25/2027[8]		2,350	2,180
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 9/25/2027[7,8]		8,906	8,239
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[7,8]		13,801	12,578
Freddie Mac, Series 3135, Class OP, principal only, 0% 4/15/2026[8]		53	51
Freddie Mac, Series 3117, Class OG, principal only, 0% 2/15/2036[8]		51	43
Freddie Mac, Series 3136, Class OP, principal only, 0% 4/15/2036[8]		610	457

16	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series 3147, Class OD, principal only, 0% 4/15/2036[8]	USD	236	$199
Freddie Mac, Series 3155, Class FO, principal only, 0% 5/15/2036[8]		419	329
Freddie Mac, Series 3149, Class MO, principal only, 0% 5/15/2036[8]		99	84
Freddie Mac, Series 3149, Class AO, principal only, 0% 5/15/2036[8]		85	71
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[8]		8,216	6,516
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[8]		1,664	1,386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		8,309	7,499
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]		8,228	7,336
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[8]		8,758	6,989
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]		12,936	11,168
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		7,311	6,094
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 6/25/2057[8]		13,336	12,606
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		11,583	10,670
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		9,103	7,492
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[8]		4,229	3,472
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[8]		1,270	1,161
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[8]		3,581	2,941
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[8]		2,205	1,814
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		28,374	25,314
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[8]		626	581
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		36,355	32,331
Government National Mortgage Assn. 4.00% 11/1/2053[8,9]		61,188	53,791
Government National Mortgage Assn. 4.50% 11/1/2053[8,9]		11,863	10,719
Government National Mortgage Assn. 5.00% 11/1/2053[8,9]		17,873	16,631
Government National Mortgage Assn. 6.00% 11/1/2053[8,9]		1,924	1,885
Government National Mortgage Assn. 5.50% 12/1/2053[8,9]		2,927	2,798
Government National Mortgage Assn. Pool #736682 4.50% 12/15/2037[8]		460	433
Government National Mortgage Assn. Pool #738938 6.50% 2/20/2039[8]		76	77
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[8]		736	753
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[8]		985	978
Government National Mortgage Assn. Pool #783539 5.00% 10/20/2040[8]		842	789
Government National Mortgage Assn. Pool #751708 3.50% 12/15/2040[8]		34	30
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[8]		927	896
Government National Mortgage Assn. Pool #005198 6.50% 9/20/2041[8]		347	352
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[8]		958	881
Government National Mortgage Assn. Pool #MA2894 4.50% 6/20/2045[8]		1,019	945
Government National Mortgage Assn. Pool #MA3246 4.50% 11/20/2045[8]		1,373	1,273
Government National Mortgage Assn. Pool #MA5077 3.50% 3/20/2048[8]		3,959	3,422
Government National Mortgage Assn. Pool #MA5468 5.00% 9/20/2048[8]		379	358
Government National Mortgage Assn. Pool #MA5530 5.00% 10/20/2048[8]		93	88
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		514	472
Government National Mortgage Assn. Pool #MA5711 4.50% 1/20/2049[8]		867	796
Government National Mortgage Assn. Pool #MA5712 5.00% 1/20/2049[8]		1,073	1,013
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[8]		1,864	1,710
Government National Mortgage Assn. Pool #MA5878 5.00% 4/20/2049[8]		11,043	10,417
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[8]		6,681	6,323
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[8]		274,021	241,132
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[8]		97,668	90,966
Government National Mortgage Assn. Pool #773426 4.70% 9/20/2061[8]		9	9
Government National Mortgage Assn. Pool #795485 4.687% 7/20/2062[8]		16	16

Capital Income Builder	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #AG8088 4.949% 3/20/2064[8]	USD	2	$2
Government National Mortgage Assn. Pool #AG8117 4.873% 4/20/2064[8]		2	2
Government National Mortgage Assn. Pool #AG8193 4.948% 9/20/2064[8]		2	2
Government National Mortgage Assn. Pool #AG8207 4.948% 11/20/2064[8]		2	2
Government National Mortgage Assn. Pool #AG8244 4.948% 1/20/2065[8]		2	2
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2/16/2035[8]		381	322
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 3/20/2037[8]		340	266
Uniform Mortgage-Backed Security 2.50% 11/1/2038[8,9]		100,000	87,152
Uniform Mortgage-Backed Security 2.50% 12/1/2038[8,9]		50,000	43,639
Uniform Mortgage-Backed Security 2.00% 11/1/2053[8,9]		2,048	1,504
Uniform Mortgage-Backed Security 3.00% 11/1/2053[8,9]		7,841	6,275
Uniform Mortgage-Backed Security 3.50% 11/1/2053[8,9]		99,226	82,634
Uniform Mortgage-Backed Security 4.00% 11/1/2053[8,9]		2,954	2,552
Uniform Mortgage-Backed Security 4.50% 11/1/2053[8,9]		59,097	52,771
Uniform Mortgage-Backed Security 5.00% 11/1/2053[8,9]		58,420	53,860
Uniform Mortgage-Backed Security 5.50% 11/1/2053[8,9]		6,864	6,510
Uniform Mortgage-Backed Security 6.00% 11/1/2053[8,9]		31,013	30,179
Uniform Mortgage-Backed Security 2.00% 12/1/2053[8,9]		8,100	5,959
Uniform Mortgage-Backed Security 2.50% 12/1/2053[8,9]		38,416	29,523
Uniform Mortgage-Backed Security 3.00% 12/1/2053[8,9]		29,336	23,504
Uniform Mortgage-Backed Security 4.00% 12/1/2053[8,9]		15,226	13,163
Uniform Mortgage-Backed Security 4.50% 12/1/2053[8,9]		28,253	25,242
Uniform Mortgage-Backed Security 5.00% 12/1/2053[8,9]		48,560	44,755
Uniform Mortgage-Backed Security 5.50% 12/1/2053[8,9]		11,200	10,622
Uniform Mortgage-Backed Security 6.50% 12/1/2053[8,9]		72,730	72,247
Uniform Mortgage-Backed Security 7.00% 12/1/2053[8,9]		412,151	416,095
			7,441,340

Commercial mortgage-backed securities 0.46%
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[7,8]		24,750	24,561
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.411% 3/15/2056[7,8]		5,216	4,801
Benchmark Mortgage Trust, Series 2021-B24, Class A5, 2.584% 3/15/2054[8]		10,000	7,533
Benchmark Mortgage Trust, Series 2023-B38, Class A4, 5.525% 4/15/2056[8]		6,364	5,989
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.104% 5/15/2039[1,7,8]		10,389	10,314
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.233% 4/15/2037[1,7,8]		31,327	30,681
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.449% 6/15/2027[1,7,8]		31,020	31,015
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.149% 9/15/2036[1,7,8]		55,444	53,777
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.348% 10/15/2036[1,7,8]		26,562	25,736
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.095% 10/15/2036[1,7,8]		3,984	3,818
BX Trust, Series 2021-ARIA, Class D, (1-month USD CME Term SOFR + 2.01%) 7.344% 10/15/2036[1,7,8]		1,380	1,301
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.826% 4/15/2037[1,7,8]		12,527	12,346
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.119% 6/15/2038[1,7,8]		10,766	10,557
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.549% 6/15/2038[1,7,8]		913	885
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.849% 6/15/2038[1,7,8]		3,465	3,366
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.699% 11/15/2038[1,7,8]		1,996	1,954
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.949% 11/15/2038[1,7,8]		392	381
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.299% 11/15/2038[1,7,8]		1,121	1,081
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.786% 8/15/2039[1,7,8]		8,520	8,526
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.616% 6/15/2040[1,7,8]		18,901	18,877

18	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[1,7,8]	USD	22,540	$21,755
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[1,7,8]		49,520	45,109
DC Commercial Mortgage Trust, Series 2023-DC, Class D, 7.14% 9/10/2040[1,7,8]		1,031	957
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379% 9/10/2040[1,7,8]		680	671
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.529% 7/15/2038[1,7,8]		9,943	9,837
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.149% 7/15/2038[1,7,8]		1,138	1,115
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.699% 7/15/2038[1,7,8]		1,192	1,173
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2027[1,8]		3,231	3,251
GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.369% 7/15/2025[1,7,8]		13,721	13,526
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 6.532% 5/17/2038[1,7,8]		35,000	34,620
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[1,8]		1,301	982
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[1,7,8]		1,046	671
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.18% 11/15/2038[1,7,8]		36,060	35,320
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.778% 11/15/2038[1,7,8]		1,038	1,006
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 3/15/2047[8]		4,000	3,967
			431,459

Collateralized mortgage-backed obligations (privately originated) 0.38%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,7,8]		12,470	9,693
Bear Stearns ARM Trust, Series 2003-8, Class IIIA, 3.325% 1/25/2034[7,8]		294	220
BRAVO Residential Funding Trust, Series 2022-R1, Class A, 3.125% 1/29/2070 (6.125% on 1/29/2025)[1,8,10]		3,068	2,753
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,7,8]		10,672	10,244
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 10/27/2031[1,7,8]		1,296	1,207
Cascade Funding Mortgage Trust, Series 2023-HB12, Class M1, 4.25% 4/25/2033[1,7,8]		675	598
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,7,8]		358	344
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,7,8]		7,705	7,487
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,7,8]		15,843	14,120
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.221% 6/25/2043[1,7,8]		14,843	14,913
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 11/25/2032[8]		96	94
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 12/25/2032[8]		73	73
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 7/25/2033[8]		76	70
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,8]		7,946	7,873
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,7,8]		25,006	18,395
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.321% 4/25/2042[1,7,8]		6,318	6,378
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.471% 9/25/2042[1,7,8]		2,349	2,369
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.021% 9/25/2042[1,7,8]		5,838	6,131
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.535% 6/27/2050[1,7,8]		458	497
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,7,8]		59,786	43,905
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,8]		18,228	16,937
Imperial Fund Mortgage Trust, Series 2022-NQM7, Class A1, 7.369% 11/25/2067 (8.369% on 11/1/2026)[1,8,10]		15,831	15,875
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,8,10]		16,318	15,730
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,7,8]		1,935	1,795
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,8,10]		7,896	7,302

Capital Income Builder	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Mello Mortgage Capital Acceptance Trust, Series 2021-MTG2, Class A1, 2.50% 6/25/2051[1,7,8]	USD	12,497	$9,193
Mello Mortgage Capital Acceptance Trust, Series 2021-MTG3, Class A3, 2.50% 7/1/2051[1,7,8]		9,594	7,057
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.289% 11/25/2055[1,7,8]		24,241	24,097
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 5/25/2062[1,7,8]		108	104
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD CME Term SOFR + 0.865%) 6.189% 5/25/2055[1,7,8]		21,673	21,631
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,7,8]		10,708	7,877
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,7,8]		3,454	3,319
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,7,8]		940	930
Towd Point Mortgage Trust, Series 2017-5, Class A1, 6.039% 2/25/2057[1,7,8]		409	411
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 6/25/2057[1,7,8]		505	478
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,7,8]		186	182
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,7,8]		756	720
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,7,8]		937	896
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,7,8]		249	239
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,8]		62,289	53,566
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,4]		6,473	5,726
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,8]		19,525	17,382
			358,811

Total mortgage-backed obligations			8,231,610

U.S. Treasury bonds & notes 5.57%
U.S. Treasury 5.50%
U.S. Treasury 2.25% 3/31/2024		175,000	172,731
U.S. Treasury 7.50% 11/15/2024[11]		331,274	339,013
U.S. Treasury 4.50% 11/30/2024		23,500	23,271
U.S. Treasury 4.25% 12/31/2024		500	494
U.S. Treasury 7.625% 2/15/2025		250,000	257,793
U.S. Treasury 4.625% 2/28/2025		493,000	488,763
U.S. Treasury 4.25% 5/31/2025		191,252	188,528
U.S. Treasury 3.00% 7/15/2025		93,933	90,658
U.S. Treasury 4.75% 7/31/2025		2,000	1,987
U.S. Treasury 6.875% 8/15/2025		145,145	149,417
U.S. Treasury 4.50% 11/15/2025		15,350	15,185
U.S. Treasury 4.00% 12/15/2025		90,000	88,127
U.S. Treasury 3.875% 1/15/2026		27,000	26,359
U.S. Treasury 4.00% 2/15/2026		10,000	9,783
U.S. Treasury 6.00% 2/15/2026		206,000	210,268
U.S. Treasury 3.75% 4/15/2026		4,000	3,888
U.S. Treasury 4.125% 6/15/2026		12,000	11,761
U.S. Treasury 4.50% 7/15/2026		4,000	3,956
U.S. Treasury 4.375% 8/15/2026		3,000	2,957
U.S. Treasury 6.75% 8/15/2026		35,000	36,643
U.S. Treasury 4.625% 9/15/2026		42,602	42,292
U.S. Treasury 4.75% 10/15/2026		25,100	24,912
U.S. Treasury 6.50% 11/15/2026		178,000	185,899
U.S. Treasury 2.25% 2/15/2027		75	69
U.S. Treasury 6.625% 2/15/2027		65,000	68,402
U.S. Treasury 2.625% 5/31/2027		6,500	6,023
U.S. Treasury 2.75% 7/31/2027		440,260	408,450
U.S. Treasury 6.375% 8/15/2027		84,937	89,250
U.S. Treasury 6.125% 11/15/2027[11]		416,294	435,450
U.S. Treasury 3.875% 12/31/2027		123,463	118,932
U.S. Treasury 4.00% 6/30/2028		5,000	4,827
U.S. Treasury 4.125% 7/31/2028		207,000	200,814
U.S. Treasury 2.875% 8/15/2028		148,319	135,787
U.S. Treasury 6.25% 5/15/2030		274,563	294,963
U.S. Treasury 1.875% 2/15/2032		100,000	79,486
U.S. Treasury 2.875% 5/15/2032		278,476	238,974
U.S. Treasury 4.125% 11/15/2032		15,654	14,748
U.S. Treasury 3.875% 8/15/2033		10,662	9,813
U.S. Treasury 4.50% 8/15/2039		56,000	51,958
U.S. Treasury 1.125% 5/15/2040[11]		226,344	123,429

20	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.00% 11/15/2042	USD	24,450	$20,729
U.S. Treasury 3.875% 2/15/2043		2,000	1,664
U.S. Treasury 4.375% 8/15/2043		23,731	21,160
U.S. Treasury 2.50% 2/15/2046		29,300	18,635
U.S. Treasury 2.875% 11/15/2046		20,300	13,808
U.S. Treasury 3.00% 5/15/2047		108,296	75,140
U.S. Treasury 3.00% 2/15/2049[11]		112,916	77,663
U.S. Treasury 2.875% 5/15/2049		41,800	28,042
U.S. Treasury 1.375% 8/15/2050[11]		38,101	17,342
U.S. Treasury 2.00% 8/15/2051		37,789	20,428
U.S. Treasury 2.25% 2/15/2052[11]		207,137	119,254
U.S. Treasury 3.00% 8/15/2052[11]		136,283	93,560
U.S. Treasury 4.00% 11/15/2052		27,585	23,071
U.S. Treasury 3.625% 5/15/2053		2,640	2,059
U.S. Treasury 4.125% 8/15/2053		11,000	9,413
			5,198,028

U.S. Treasury inflation-protected securities 0.07%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		63,344	62,320

Total U.S. Treasury bonds & notes			5,260,348

Corporate bonds, notes & loans 2.88%
Financials 0.48%
ACE Capital Trust II, junior subordinated, 9.70% 4/1/2030		7,210	8,270
AerCap Ireland Capital DAC 5.75% 6/6/2028		2,371	2,278
AerCap Ireland Capital DAC 3.00% 10/29/2028		3,000	2,528
AerCap Ireland Capital DAC 3.30% 1/30/2032		4,314	3,342
AerCap Ireland Capital DAC 3.85% 10/29/2041		5,079	3,407
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,10]		1,125	1,101
American Express Co. 5.85% 11/5/2027		5,000	5,007
American Express Co. 5.625% 7/28/2034 (USD-SOFR + 1.93% on 7/28/2033)[10]		3,000	2,736
American International Group, Inc. 5.125% 3/27/2033		1,555	1,415
Aon Corp. 5.35% 2/28/2033		1,368	1,276
Aon Corp. 3.90% 2/28/2052		3,000	2,019
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]		1,500	1,221
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[10]		4,000	3,895
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[10]		4,981	4,949
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		1,420	1,350
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]		8,000	5,902
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[10]		3,789	2,905
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]		7,428	6,712
Bank of America Corp. 3.846% 3/8/2037 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 3/8/2032)[10]		5,000	3,946
Barclays PLC 6.496% 9/13/2027 (USD-SOFR + 1.88% on 9/13/2026)[10]		2,000	1,982
Barclays PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[10]		1,000	949
Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[10]		3,000	2,926
BBVA Bancomer, SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[1,10]		1,410	1,346
Block, Inc. 2.75% 6/1/2026		5,000	4,492
Block, Inc. 3.50% 6/1/2031		10,500	8,114
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,10]		1,275	1,037
BPCE 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[1,10]		2,000	1,969
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[1,10]		3,500	3,452
CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[1,10]		4,000	3,960
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,10]		3,050	2,945
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[10]		793	737
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[10]		1,750	1,597
Charles Schwab Corp. (The) 5.875% 8/24/2026		1,500	1,490
Charles Schwab Corp. (The) 2.45% 3/3/2027		1,740	1,535
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[10]		1,000	963
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[10]		1,399	1,284
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[10]		3,500	3,280
Chubb INA Holdings, Inc. 4.35% 11/3/2045		3,230	2,524
Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[10]		2,000	1,895

Capital Income Builder	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[10]	USD	8,537	$6,576
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[10]		1,721	1,672
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]		2,775	2,581
CME Group, Inc. 2.65% 3/15/2032		2,500	1,997
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,700	1,250
Coinbase Global, Inc. 3.625% 10/1/2031[1]		7,525	5,123
Commonwealth Bank of Australia 3.784% 3/14/2032[1]		3,000	2,350
Corebridge Financial, Inc. 3.90% 4/5/2032		2,803	2,295
Corebridge Financial, Inc. 4.35% 4/5/2042		2,067	1,501
Corebridge Financial, Inc. 4.40% 4/5/2052		4,688	3,226
Danske Bank AS 6.259% 9/22/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.18% on 9/22/2025)[1,10]		3,000	2,993
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,10]		5,000	4,615
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[10]		446	446
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]		2,550	2,504
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[10]		1,250	905
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[10]		2,975	2,622
Discover Financial Services 6.70% 11/29/2032		319	296
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[10]		1,250	1,243
Fidelity National Information Services, Inc. 3.10% 3/1/2041		212	134
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[10]		430	417
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[10]		1,785	1,604
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[10]		5,702	5,702
Goldman Sachs Group, Inc. 2.60% 2/7/2030		2,128	1,709
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[10]		7,500	5,641
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[10]		12,500	9,722
Goldman Sachs Group, Inc. 3.436% 2/24/2043 (USD-SOFR + 1.632% on 2/24/2042)[10]		971	642
GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[7,13]		3,000	2,982
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]		7,775	7,684
HSBC Holdings PLC 5.887% 8/14/2027 (USD-SOFR + 1.57% on 8/14/2026)[10]		2,000	1,965
HSBC Holdings PLC 6.161% 3/9/2029 (USD-SOFR + 1.97% on 3/9/2028)[10]		2,000	1,960
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD CME Term SOFR + 1.796% on 6/19/2028)[10]		12,500	11,394
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[10]		14,683	13,944
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[10]		2,175	2,018
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		1,771	1,503
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[10]		3,000	2,972
Intercontinental Exchange, Inc. 3.65% 5/23/2025		1,000	967
Intercontinental Exchange, Inc. 4.35% 6/15/2029		1,000	923
Intesa Sanpaolo SpA 5.017% 6/26/2024[1]		9,100	8,919
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		2,470	2,024
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[10]		2,750	2,476
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]		6,500	6,108
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]		2,245	2,146
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[10]		2,000	1,795
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[10]		3,000	2,983
JPMorgan Chase & Co. 4.565% 6/14/2030 (USD-SOFR + 1.75% on 6/14/2029)[10]		2,000	1,836
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[10]		785	606
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[10]		10,763	8,389
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[10]		2,340	2,309
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,10]		1,475	1,424
KBC Groep NV 6.324% 9/21/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/21/2033)[1,10]		3,025	2,866
Keybank National Assn. 4.70% 1/26/2026		3,000	2,787
Lloyds Banking Group PLC 4.375% 3/22/2028		5,375	4,934
Lloyds Banking Group PLC 4.976% 8/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/11/2032)[10]		1,000	869
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,000	915
LPL Holdings, Inc. 4.00% 3/15/2029[1]		2,000	1,722
Marsh & McLennan Companies, Inc. 5.40% 9/15/2033		2,000	1,902
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		1,985	1,825

22	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Metropolitan Life Global Funding I 5.15% 3/28/2033[1]	USD	1,067	$977
Morgan Stanley 5.05% 1/28/2027 (USD-SOFR + 1.295% on 1/28/2026)[10]		1,325	1,294
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]		3,433	3,269
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[10]		930	885
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[10]		6,000	4,606
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[10]		940	833
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[10]		2,790	2,736
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[10]		1,890	1,726
Morgan Stanley 5.948% 1/19/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.43% on 1/19/2033)[10]		575	522
MSCI, Inc. 4.00% 11/15/2029[1]		5,000	4,310
MSCI, Inc. 3.875% 2/15/2031[1]		2,000	1,653
Nasdaq, Inc. 5.35% 6/28/2028		1,540	1,500
Nasdaq, Inc. 5.55% 2/15/2034		2,497	2,317
Nasdaq, Inc. 5.95% 8/15/2053		1,037	926
Nasdaq, Inc. 6.10% 6/28/2063		1,409	1,247
National Australia Bank, Ltd. 2.99% 5/21/2031[1]		3,000	2,275
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[10]		4,500	4,426
Navient Corp. 6.75% 6/15/2026		2,000	1,897
Navient Corp. 5.00% 3/15/2027		2,000	1,759
Navient Corp. 9.375% 7/25/2030		1,250	1,179
Navient Corp. 11.50% 3/15/2031		4,735	4,726
Navient Corp. 5.625% 8/1/2033		6,200	4,204
New York Life Global Funding 4.55% 1/28/2033[1]		1,431	1,280
Onemain Finance Corp. 6.875% 3/15/2025		2,000	1,975
Onemain Finance Corp. 6.125% 3/15/2024		500	499
Oxford Finance, LLC 6.375% 2/1/2027[1]		2,415	2,203
PayPal Holdings, Inc. 5.05% 6/1/2052		1,092	924
PNC Financial Services Group, Inc. 6.615% 10/20/2027 (USD-SOFR + 1.73% on 10/20/2026)[10]		2,000	2,005
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[10]		1,446	1,385
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[10]		3,000	2,826
PNC Financial Services Group, Inc. 5.939% 8/18/2034 (USD-SOFR + 1.946% on 8/18/2033)[10]		413	385
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[10]		4,929	4,928
PNC Financial Services Group, Inc. 3.40% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 2.595% on 9/15/2026)[10]		1,000	722
Royal Bank of Canada 4.875% 1/12/2026		2,000	1,958
SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[1]		4,749	4,284
State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[10]		1,165	1,146
State Street Corp. 5.272% 8/3/2026		3,000	2,953
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[10]		3,566	3,164
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[10]		1,275	1,154
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[10,14]		2,690	41
Swedbank AB 6.136% 9/12/2026[1]		5,370	5,320
Toronto-Dominion Bank (The) 2.00% 9/10/2031		4,000	2,957
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[10]		1,000	980
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[10]		2,000	1,847
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[10]		2,221	2,021
U.S. Bancorp 3.15% 4/27/2027		4,000	3,612
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[10]		2,000	1,924
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[10]		5,000	4,274
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[10]		3,984	3,671
UBS Group AG 4.55% 4/17/2026		2,000	1,912
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,10]		1,000	931
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,10]		3,000	2,663
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,10]		4,000	3,960
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[1,10]		3,500	3,431
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,10]		1,000	769
UBS Group AG 6.301% 9/22/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 9/22/2033)[1,10]		7,325	6,941

Capital Income Builder	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[10]	USD	5,000	$4,732
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[10]		2,000	1,929
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[10]		1,823	1,808
Wells Fargo & Co. 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[10]		10,000	7,877
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]		3,276	3,000
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]		6,920	6,802
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		1,508	1,113
Wells Fargo Bank, N.A. 5.45% 8/7/2026		4,000	3,964
Willis North America, Inc. 5.35% 5/15/2033		3,000	2,736
			453,922

Consumer discretionary 0.43%
1011778 B.C. Unlimited Liability Co. 3.875% 1/15/2028[1]		2,000	1,787
Advance Auto Parts, Inc. 5.90% 3/9/2026		500	486
Advance Auto Parts, Inc. 5.95% 3/9/2028		1,525	1,427
Advance Auto Parts, Inc. 3.90% 4/15/2030		3,282	2,663
Advance Auto Parts, Inc. 3.50% 3/15/2032		1,312	973
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		3,000	2,302
Alibaba Group Holding, Ltd. 2.70% 2/9/2041		1,000	579
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		7,000	3,793
AutoNation, Inc. 3.85% 3/1/2032		5,750	4,510
BMW US Capital, LLC 5.05% 8/11/2028[1]		2,000	1,945
BMW US Capital, LLC 5.15% 8/11/2033[1]		1,000	924
Carnival Corp. 4.00% 8/1/2028[1]		7,000	6,095
Carnival Corp. 6.00% 5/1/2029[1]		990	837
Carnival Corp. 7.00% 8/15/2029[1]		7,965	7,817
Carnival Corp. 10.50% 6/1/2030[1]		545	554
Carnival Corp., Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.336% 8/9/2027[7,13]		4,988	4,900
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		50,000	49,728
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		18,450	17,591
Darden Restaurants, Inc. 6.30% 10/10/2033		2,000	1,944
Ford Motor Co. 3.25% 2/12/2032		7,000	5,289
Ford Motor Co. 4.75% 1/15/2043		11,575	8,055
Ford Motor Co. 5.291% 12/8/2046		10,290	7,486
Ford Motor Credit Co., LLC 3.37% 11/17/2023		2,000	1,999
Ford Motor Credit Co., LLC 5.584% 3/18/2024		6,000	5,978
Ford Motor Credit Co., LLC 3.664% 9/8/2024		1,785	1,739
Ford Motor Credit Co., LLC 2.30% 2/10/2025		23,395	22,118
Ford Motor Credit Co., LLC 5.125% 6/16/2025		17,381	16,928
Ford Motor Credit Co., LLC 4.134% 8/4/2025		1,755	1,675
Ford Motor Credit Co., LLC 3.375% 11/13/2025		2,010	1,878
Ford Motor Credit Co., LLC 6.95% 3/6/2026		2,400	2,407
Ford Motor Credit Co., LLC 6.95% 6/10/2026		2,600	2,609
Ford Motor Credit Co., LLC 2.70% 8/10/2026		7,780	6,981
Ford Motor Credit Co., LLC 4.95% 5/28/2027		24,430	22,939
Ford Motor Credit Co., LLC 4.125% 8/17/2027		200	182
Ford Motor Credit Co., LLC 3.815% 11/2/2027		200	179
Ford Motor Credit Co., LLC 7.35% 11/4/2027		200	203
Ford Motor Credit Co., LLC 6.80% 5/12/2028		3,000	2,994
Ford Motor Credit Co., LLC 2.90% 2/10/2029		15,395	12,610
Ford Motor Credit Co., LLC 5.113% 5/3/2029		865	788
Ford Motor Credit Co., LLC 7.35% 3/6/2030		460	463
Ford Motor Credit Co., LLC 7.20% 6/10/2030		12,760	12,765
Ford Motor Credit Co., LLC 4.00% 11/13/2030		425	350
Ford Motor Credit Co., LLC 3.625% 6/17/2031		200	158
Gap, Inc. 3.625% 10/1/2029[1]		1,000	765
Grand Canyon University 4.125% 10/1/2024		20,000	19,074
Grand Canyon University 4.375% 10/1/2026		3,000	2,880
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,000	920
Hanesbrands, Inc. 9.00% 2/15/2031[1]		800	743
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.074% 3/8/2030[7,13]		2,127	2,103
Harley-Davidson Financial Services, Inc. 3.35% 6/8/2025[1]		3,135	2,983
Hilton Domestic Operating Co., Inc. 5.75% 5/1/2028[1]		3,500	3,357
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		1,000	829
Home Depot, Inc. 2.95% 6/15/2029		4,775	4,191

24	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hyundai Capital America 5.60% 3/30/2028[1]	USD	3,000	$2,907
Hyundai Capital America 6.10% 9/21/2028[1]		2,000	1,968
Hyundai Capital America 5.80% 4/1/2030[1]		1,358	1,297
LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]		1,105	1,052
Lithia Motors, Inc. 3.875% 6/1/2029[1]		2,000	1,657
Marriott International, Inc. 5.45% 9/15/2026		3,000	2,963
Marriott International, Inc. 5.55% 10/15/2028		5,000	4,875
McDonald’s Corp. 3.70% 1/30/2026		7,015	6,745
McDonald’s Corp. 2.125% 3/1/2030		4,136	3,326
McDonald’s Corp. 4.60% 9/9/2032		1,123	1,031
McDonald’s Corp. 4.95% 8/14/2033		1,877	1,742
McDonald’s Corp. 4.45% 3/1/2047		2,100	1,613
McDonald’s Corp. 5.15% 9/9/2052		1,000	844
McDonald’s Corp. 5.45% 8/14/2053		3,000	2,647
Melco Resorts Finance, Ltd. 4.875% 6/6/2025[1]		4,000	3,783
Melco Resorts Finance, Ltd. 4.875% 6/6/2025		1,000	946
Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]		1,000	916
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]		1,000	850
Melco Resorts Finance, Ltd. 5.375% 12/4/2029[1]		4,000	3,184
MGM Resorts International 6.75% 5/1/2025		1,500	1,493
MGM Resorts International 5.75% 6/15/2025		2,000	1,958
Nordstrom, Inc. 2.30% 4/8/2024		6,000	5,875
Nordstrom, Inc. 4.25% 8/1/2031		4,000	2,935
QVC, Inc. 4.85% 4/1/2024		3,000	2,881
QVC, Inc. 4.45% 2/15/2025		2,000	1,724
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		704	683
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		5,615	5,939
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		2,825	2,600
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		13,558	13,912
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,000	1,045
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		3,631	3,585
Sally Holdings, LLC 5.625% 12/1/2025		5,000	4,838
Sands China, Ltd. 5.375% 8/8/2025		1,000	968
Sands China, Ltd. 2.55% 3/8/2027		2,000	1,710
Sands China, Ltd. 5.65% 8/8/2028		2,000	1,851
Sands China, Ltd. 3.10% 3/8/2029		10,000	8,080
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,560	1,301
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		3,030	2,417
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		2,000	1,767
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		5,390	4,602
YUM! Brands, Inc. 4.75% 1/15/2030[1]		3,000	2,674
YUM! Brands, Inc. 3.625% 3/15/2031		3,000	2,439
			409,096

Energy 0.43%
AI Candelaria (Spain), S.L.U. 7.50% 12/15/2028[1]		380	342
AI Candelaria (Spain), S.L.U. 5.75% 6/15/2033[1]		1,495	1,022
Antero Resources Corp. 7.625% 2/1/2029[1]		1,000	1,013
Apache Corp. 4.25% 1/15/2030		17,930	15,629
Apache Corp. 5.10% 9/1/2040		1,383	1,077
Apache Corp. 5.25% 2/1/2042		427	324
Apache Corp. 5.35% 7/1/2049		1,905	1,392
Borr IHC, Ltd. 10.00% 11/15/2028[1]		2,640	2,634
Borr IHC, Ltd. 10.375% 11/15/2030[1]		3,250	3,228
BP Capital Markets America, Inc. 2.721% 1/12/2032		3,000	2,384
BP Capital Markets America, Inc. 4.812% 2/13/2033		3,000	2,742
Canadian Natural Resources, Ltd. 3.80% 4/15/2024		1,975	1,954
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,000	927
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		3,873	3,160
Cenovus Energy, Inc. 5.25% 6/15/2037		807	692
Cenovus Energy, Inc. 5.40% 6/15/2047		3,514	2,889
Cheniere Energy Partners, LP 4.50% 10/1/2029		1,000	896
Cheniere Energy Partners, LP 5.95% 6/30/2033[1]		2,000	1,873
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		7,070	6,870
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		8,420	7,936
CITGO Petroleum Corp. 8.375% 1/15/2029[1]		1,020	1,011
Civitas Resources, Inc. 5.00% 10/15/2026[1]		3,070	2,876

Capital Income Builder	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Civitas Resources, Inc. 8.375% 7/1/2028[1]	USD	2,515	$2,534
Civitas Resources, Inc. 8.625% 11/1/2030[1]		1,225	1,248
Civitas Resources, Inc. 8.75% 7/1/2031[1]		1,210	1,223
CNX Resources Corp. 7.25% 3/14/2027[1]		1,000	985
Columbia Pipelines Holding Co., LLC 6.055% 8/15/2026[1]		3,000	2,997
Columbia Pipelines Holding Co., LLC 6.042% 8/15/2028[1]		3,000	2,949
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[1]		1,165	1,071
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[1]		450	435
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[1]		768	730
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[1]		387	360
ConocoPhillips Co. 5.05% 9/15/2033		2,000	1,864
ConocoPhillips Co. 5.30% 5/15/2053		929	803
ConocoPhillips Co. 5.55% 3/15/2054		766	685
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[15]		262	185
Continental Resources, Inc. 4.90% 6/1/2044		2,000	1,414
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		2,048	2,065
Crestwood Midstream Partners, LP 7.375% 2/1/2031[1]		879	887
CrownRock, LP 5.00% 5/1/2029[1]		1,300	1,227
Diamond Foreign Asset Co. 8.50% 10/1/2030[1]		605	590
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,000	861
DT Midstream, Inc. 4.375% 6/15/2031[1]		2,915	2,424
Ecopetrol SA 8.875% 1/13/2033		1,440	1,384
Enbridge Energy Partners, LP 7.375% 10/15/2045		5,459	5,595
Endeavor Energy Resources, LP 5.75% 1/30/2028[1]		1,000	960
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		1,060	850
Energy Transfer, LP 6.10% 12/1/2028		3,506	3,465
Energy Transfer, LP 6.40% 12/1/2030		2,981	2,952
Energy Transfer, LP 6.55% 12/1/2033		2,439	2,409
Energy Transfer, LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[10]		791	718
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[10,16]		5,220	4,052
Energy Transfer, LP (3-month USD CME Term SOFR + 4.29%) 9.654% junior subordinated perpetual bonds[7]		5,000	4,718
EQM Midstream Partners, LP 6.00% 7/1/2025[1]		2,500	2,447
EQM Midstream Partners, LP 4.125% 12/1/2026		2,000	1,857
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		2,000	1,983
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		1,255	1,221
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		2,290	2,010
EQT Corp. 7.25% 2/1/2030[10]		15,000	15,213
Equinor ASA 3.625% 9/10/2028		13,165	12,204
Equinor ASA 3.25% 11/18/2049		7,583	4,822
Exxon Mobil Corp. 2.61% 10/15/2030		20,000	16,607
Exxon Mobil Corp. 3.452% 4/15/2051		2,000	1,316
Gray Oak Pipeline, LLC 2.60% 10/15/2025[1]		1,952	1,807
Harbour Energy PLC 5.50% 10/15/2026[1]		4,000	3,710
Hess Midstream Operations, LP 5.625% 2/15/2026[1]		1,000	969
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		1,000	909
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		1,000	936
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		665	599
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		3,260	2,898
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		450	396
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		5,125	4,482
Jonah Energy, LLC 12.00% 11/5/2025[4]		36	36
Kinder Morgan, Inc. 4.80% 2/1/2033		3,000	2,625
Kinder Morgan, Inc. 5.20% 6/1/2033		2,142	1,931
Kinder Morgan, Inc. 3.25% 8/1/2050		2,007	1,137
Kinder Morgan, Inc. 3.60% 2/15/2051		4,000	2,411
Kinder Morgan, Inc. 5.45% 8/1/2052		826	668
Leviathan Bond, Ltd. 6.75% 6/30/2030[1]		1,390	1,182
Magellan Midstream Partners, LP 3.95% 3/1/2050		4,000	2,527
Marathon Oil Corp. 4.40% 7/15/2027		3,375	3,164
Marathon Oil Corp. 5.20% 6/1/2045		3,500	2,705
Matador Resources Co. 6.875% 4/15/2028[1]		950	932
Modec Finance BV 7.84% 7/15/2026[4,17]		2,000	1,983
MPLX, LP 2.65% 8/15/2030		1,994	1,576
MPLX, LP 4.95% 9/1/2032		6,333	5,625

26	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Murphy Oil Corp. 5.875% 12/1/2027	USD	2,005	$1,930
Murphy Oil Corp. 6.375% 7/15/2028		2,000	1,939
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		2,000	1,609
MV24 Capital BV 6.748% 6/1/2034		1,069	930
Neptune Energy Bondco PLC 6.625% 5/15/2025[1]		6,955	6,892
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,800	1,672
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		8,085	7,249
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		7,435	7,264
NGPL PipeCo, LLC 7.768% 12/15/2037[1]		2,000	2,003
Noble Finance II, LLC 8.00% 4/15/2030[1]		625	625
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		3,000	2,840
Occidental Petroleum Corp. 3.00% 2/15/2027		4,000	3,604
Occidental Petroleum Corp. 6.125% 1/1/2031		5,000	4,895
Occidental Petroleum Corp. 4.625% 6/15/2045		4,000	2,827
Occidental Petroleum Corp. 4.40% 4/15/2046		2,000	1,429
Occidental Petroleum Corp. 4.40% 8/15/2049		6,000	3,929
Oleoducto Central SA 4.00% 7/14/2027[1]		1,065	938
ONEOK, Inc. 5.55% 11/1/2026		913	902
ONEOK, Inc. 4.55% 7/15/2028		203	189
ONEOK, Inc. 5.65% 11/1/2028		1,181	1,153
ONEOK, Inc. 4.35% 3/15/2029		360	327
ONEOK, Inc. 3.10% 3/15/2030		2,234	1,844
ONEOK, Inc. 5.80% 11/1/2030		827	796
ONEOK, Inc. 6.05% 9/1/2033		7,467	7,160
ONEOK, Inc. 4.95% 7/13/2047		628	469
ONEOK, Inc. 7.15% 1/15/2051		2,319	2,271
ONEOK, Inc. 6.625% 9/1/2053		7,769	7,267
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		1,000	895
Permian Resources Operating, LLC 7.00% 1/15/2032[1]		4,000	3,881
Petroleos Mexicanos 6.875% 10/16/2025		5,500	5,285
Petroleos Mexicanos 4.50% 1/23/2026		2,032	1,828
Petroleos Mexicanos 8.75% 6/2/2029		14,784	13,085
Petroleos Mexicanos 6.70% 2/16/2032		2,837	2,094
Range Resources Corp. 4.75% 2/15/2030[1]		445	396
Sabine Pass Liquefaction, LLC 5.625% 3/1/2025		6,450	6,410
Southwestern Energy Co. 8.375% 9/15/2028		320	331
Southwestern Energy Co. 5.375% 2/1/2029		5,455	5,044
Southwestern Energy Co. 5.375% 3/15/2030		975	895
Southwestern Energy Co. 4.75% 2/1/2032		550	473
Sunoco, LP 6.00% 4/15/2027		1,000	964
Sunoco, LP 7.00% 9/15/2028[1]		2,000	1,949
Sunoco, LP 4.50% 5/15/2029		1,700	1,475
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		1,000	986
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		11,939	10,486
TransCanada Pipelines, Ltd. (3-month USD CME Term SOFR + 2.472%) 7.836% 5/16/2067[7]		1,000	800
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10,16]		18,762	16,852
Transportadora de Gas del Perú SA 4.25% 4/30/2028[1]		1,090	1,031
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		1,471	1,389
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		3,485	2,806
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,000	757
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		2,000	1,943
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		1,240	1,184
Weatherford International, Ltd. 6.50% 9/15/2028[1]		9,154	9,211
Western Midstream Operating, LP 3.10% 2/1/2025[10]		2,016	1,939
Western Midstream Operating, LP 3.95% 6/1/2025		1,520	1,463
Western Midstream Operating, LP 4.65% 7/1/2026		3,105	2,973
Western Midstream Operating, LP 4.05% 2/1/2030[10]		3,755	3,259
Western Midstream Operating, LP 6.15% 4/1/2033		1,314	1,244
Western Midstream Operating, LP 5.25% 2/1/2050[10]		3,956	2,927
Williams Companies, Inc. 5.30% 8/15/2052		1,750	1,424
			405,031

Capital Income Builder	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 0.34%
Amgen, Inc. 5.507% 3/2/2026	USD	2,000	$1,990
Amgen, Inc. 5.15% 3/2/2028		2,899	2,830
Amgen, Inc. 4.05% 8/18/2029		5,650	5,170
Amgen, Inc. 5.25% 3/2/2030		5,584	5,363
Amgen, Inc. 4.20% 3/1/2033		8,000	6,902
Amgen, Inc. 5.25% 3/2/2033		5,285	4,931
Amgen, Inc. 5.60% 3/2/2043		6,000	5,355
Amgen, Inc. 4.40% 5/1/2045		2,000	1,503
Amgen, Inc. 4.875% 3/1/2053		4,893	3,823
Amgen, Inc. 5.65% 3/2/2053		2,539	2,235
Amgen, Inc. 5.75% 3/2/2063		4,743	4,111
AstraZeneca Finance, LLC 4.875% 3/3/2028		3,000	2,929
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		5,000	4,316
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		1,000	559
Baxter International, Inc. 2.272% 12/1/2028		1,342	1,111
Baxter International, Inc. 2.539% 2/1/2032		5,586	4,191
Baxter International, Inc. 3.132% 12/1/2051		4,500	2,475
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		1,000	894
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		850	669
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		4,620	3,631
Centene Corp. 2.45% 7/15/2028		14,495	12,207
Centene Corp. 3.375% 2/15/2030		5,344	4,423
Centene Corp. 3.00% 10/15/2030		2,590	2,052
Centene Corp. 2.625% 8/1/2031		3,950	2,971
Cigna Group (The) 5.685% 3/15/2026		4,000	3,986
CVS Health Corp. 5.125% 2/21/2030		3,000	2,825
CVS Health Corp. 5.25% 1/30/2031		2,000	1,883
CVS Health Corp. 5.25% 2/21/2033		1,990	1,836
CVS Health Corp. 5.30% 6/1/2033		7,494	6,925
CVS Health Corp. 5.625% 2/21/2053		5,000	4,241
CVS Health Corp. 5.875% 6/1/2053		533	467
CVS Health Corp. 6.00% 6/1/2063		410	356
Elevance Health, Inc. 2.375% 1/15/2025		1,534	1,472
Elevance Health, Inc. 4.90% 2/8/2026		567	557
Elevance Health, Inc. 5.125% 2/15/2053		515	428
Eli Lilly and Co. 4.875% 2/27/2053		715	620
Eli Lilly and Co. 4.95% 2/27/2063		1,362	1,161
Endo DAC 6.875% 10/15/2024[1]		225	151
GE HealthCare Technologies, Inc. 5.905% 11/22/2032		2,000	1,937
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		375	364
Gilead Sciences, Inc. 2.80% 10/1/2050		935	528
Gilead Sciences, Inc. 5.55% 10/15/2053		1,003	907
HCA, Inc. 4.125% 6/15/2029		8,450	7,502
HCA, Inc. 3.50% 9/1/2030		1,000	828
IQVIA, Inc. 6.50% 5/15/2030[1]		460	447
Laboratory Corporation of America Holdings 4.70% 2/1/2045		6,900	5,359
Merck & Co., Inc. 4.90% 5/17/2044		3,000	2,596
Merck & Co., Inc. 5.00% 5/17/2053		1,580	1,350
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		6,000	5,348
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		10,000	7,870
Owens & Minor, Inc. 6.625% 4/1/2030[1]		2,135	1,868
Owens & Minor, Inc., Term Loan B-1, (3-month USD CME Term SOFR + 3.75%) 9.166% 3/29/2029[7,13]		3,000	3,005
Perrigo Finance Unlimited Co. 4.375% 3/15/2026		2,500	2,349
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		1,500	1,411
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		4,885	4,492
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		3,000	2,635
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		6,232	5,457
Pfizer Investment Enterprises Pte., Ltd. 5.34% 5/19/2063		2,000	1,715
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		543	409
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		25,483	23,737
Tenet Healthcare Corp. 4.875% 1/1/2026		3,000	2,878
Tenet Healthcare Corp. 5.125% 11/1/2027		3,000	2,772
Tenet Healthcare Corp. 4.375% 1/15/2030		1,000	847
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		3,000	2,853
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		34,489	34,278
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		2,500	2,480

28	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	USD	8,160	$7,192
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		4,985	4,532
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		27,805	26,614
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		7,815	6,829
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029		2,863	2,827
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		2,553	2,531
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		36,859	22,091
UnitedHealth Group, Inc. 2.375% 8/15/2024		2,940	2,864
			317,251

Communication services 0.33%
América Móvil, SAB de CV 4.70% 7/21/2032		2,500	2,258
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	147,200	6,728
AT&T, Inc. 2.55% 12/1/2033	USD	5,181	3,720
AT&T, Inc. 5.40% 2/15/2034		4,654	4,278
AT&T, Inc. 3.50% 9/15/2053		5,957	3,511
CCO Holdings, LLC 5.125% 5/1/2027[1]		8,000	7,373
CCO Holdings, LLC 5.00% 2/1/2028[1]		6,000	5,392
CCO Holdings, LLC 6.375% 9/1/2029[1]		1,525	1,397
CCO Holdings, LLC 4.75% 3/1/2030[1]		1,475	1,219
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,950	3,172
CCO Holdings, LLC 4.75% 2/1/2032[1]		3,000	2,345
CCO Holdings, LLC 4.50% 6/1/2033[1]		22,425	16,744
CCO Holdings, LLC 4.25% 1/15/2034[1]		20,075	14,517
Charter Communications Operating, LLC 3.50% 3/1/2042		5,675	3,353
Charter Communications Operating, LLC 3.70% 4/1/2051		4,000	2,195
Charter Communications Operating, LLC 3.90% 6/1/2052		3,000	1,695
Comcast Corp. 2.65% 2/1/2030		20,000	16,603
CSC Holdings, LLC 5.50% 4/15/2027[1]		3,000	2,511
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		4,000	3,509
Discovery Communications, LLC 4.90% 3/11/2026		3,000	2,924
DISH Network Corp. 11.75% 11/15/2027[1]		1,925	1,908
Embarq Corp. 7.995% 6/1/2036		725	396
Frontier Communications Holdings, LLC 5.875% 11/1/2029		731	550
Gray Television, Inc. 5.875% 7/15/2026[1]		3,000	2,674
Gray Television, Inc. 7.00% 5/15/2027[1]		5,000	4,245
Meta Platforms, Inc. 3.85% 8/15/2032		10,500	9,130
Meta Platforms, Inc. 4.45% 8/15/2052		6,500	4,918
Netflix, Inc. 3.625% 6/15/2025[1]		5,575	5,379
Netflix, Inc. 5.875% 11/15/2028		1,000	1,003
Netflix, Inc. 4.875% 6/15/2030[1]		5,456	5,112
OUTFRONT Media Capital, LLC 4.625% 3/15/2030[1]		6,650	5,343
SBA Tower Trust 1.631% 11/15/2026[1]		22,469	19,473
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		1,250	950
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		1,000	898
Sirius XM Radio, Inc. 5.00% 8/1/2027[1]		1,000	918
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		6,775	5,768
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,850	2,149
Sprint Capital Corp. 6.875% 11/15/2028		32,170	33,039
Sprint Capital Corp. 8.75% 3/15/2032		8,710	9,815
Tencent Holdings, Ltd. 3.68% 4/22/2041		200	133
Tencent Holdings, Ltd. 3.24% 6/3/2050		2,690	1,472
Tencent Holdings, Ltd. 3.24% 6/3/2050[1]		1,831	1,002
Tencent Holdings, Ltd. 3.84% 4/22/2051		5,021	3,086
Tencent Holdings, Ltd. 3.84% 4/22/2051[1]		888	546
T-Mobile USA, Inc. 3.50% 4/15/2025		6,550	6,330
T-Mobile USA, Inc. 3.75% 4/15/2027		10,000	9,302
T-Mobile USA, Inc. 4.80% 7/15/2028		2,000	1,904
T-Mobile USA, Inc. 3.875% 4/15/2030		9,975	8,688
T-Mobile USA, Inc. 2.875% 2/15/2031		15,000	11,960
T-Mobile USA, Inc. 3.50% 4/15/2031		10,000	8,308
T-Mobile USA, Inc. 5.05% 7/15/2033		494	447
T-Mobile USA, Inc. 3.00% 2/15/2041		4,200	2,653
T-Mobile USA, Inc. 3.30% 2/15/2051		5,000	2,940
T-Mobile USA, Inc. 3.40% 10/15/2052		6,200	3,672
T-Mobile USA, Inc. 5.75% 1/15/2054		2,000	1,757
T-Mobile USA, Inc. 6.00% 6/15/2054		3,048	2,769

Capital Income Builder	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Verizon Communications, Inc. 1.75% 1/20/2031	USD	2,000	$1,479
Verizon Communications, Inc. 2.55% 3/21/2031		15,080	11,787
Verizon Communications, Inc. 2.355% 3/15/2032		11,186	8,369
Verizon Communications, Inc. 5.05% 5/9/2033		2,000	1,831
Verizon Communications, Inc. 2.875% 11/20/2050		4,250	2,325
Verizon Communications, Inc. 3.55% 3/22/2051		5,000	3,144
WMG Acquisition Corp. 3.75% 12/1/2029[1]		2,000	1,681
			316,697

Utilities 0.28%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[1]		1,085	887
Alabama Power Co. 3.94% 9/1/2032		2,500	2,157
Alfa Desarrollo SpA 4.55% 9/27/2051[1]		2,827	1,839
Alliant Energy Finance, LLC 3.60% 3/1/2032[1]		750	605
Ameren Corp. 2.50% 9/15/2024		1,616	1,568
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		2,000	1,484
Commonwealth Edison Co. 2.95% 8/15/2027		2,450	2,224
Consumers Energy Co. 4.90% 2/15/2029		3,000	2,900
Consumers Energy Co. 3.60% 8/15/2032		850	716
Consumers Energy Co. 4.625% 5/15/2033		4,950	4,487
Consumers Energy Co. 3.10% 8/15/2050		10,000	6,112
DTE Electric Co. 5.20% 4/1/2033		3,000	2,829
DTE Electric Co. 3.65% 3/1/2052		1,500	982
DTE Energy Co. 3.00% 3/1/2032		1,500	1,209
Duke Energy Corp. 5.00% 12/8/2027		1,250	1,209
Duke Energy Corp. 5.75% 9/15/2033		1,000	951
Duke Energy Corp. 6.10% 9/15/2053		750	684
Edison International 4.70% 8/15/2025		2,000	1,944
Edison International 5.75% 6/15/2027		800	787
Edison International 4.125% 3/15/2028		2,158	1,965
Edison International 5.25% 11/15/2028		5,000	4,747
Edison International 6.95% 11/15/2029		450	458
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[10]		3,000	2,677
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,10]		2,750	2,829
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[10,16]		15,349	14,492
Empresas Publicas de Medellin ESP 4.25% 7/18/2029		1,713	1,341
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[1]		920	682
Enfragen Energia Sur SA 5.375% 12/30/2030		800	533
Entergy Louisiana, LLC 4.75% 9/15/2052		133	102
Eversource Energy 3.80% 12/1/2023		15,000	14,974
Exelon Corp. 4.45% 4/15/2046		8,115	5,968
FirstEnergy Corp. 2.05% 3/1/2025		1,502	1,415
FirstEnergy Corp. 1.60% 1/15/2026		2,600	2,344
FirstEnergy Corp. 2.65% 3/1/2030		2,875	2,322
FirstEnergy Corp. 2.25% 9/1/2030		5,637	4,355
FirstEnergy Corp. 3.40% 3/1/2050		17,300	10,482
FirstEnergy Corp., Series B, 4.15% 7/15/2027		26,785	24,814
Florida Power & Light Co. 5.05% 4/1/2028		3,000	2,937
Florida Power & Light Co. 5.10% 4/1/2033		2,115	1,982
Florida Power & Light Co. 5.30% 4/1/2053		1,368	1,194
Georgia Power Co. 4.95% 5/17/2033		2,075	1,895
IPALCO Enterprises, Inc. 3.70% 9/1/2024		2,000	1,951
Light Servicos de Eletricidade SA 4.375% 6/18/2026[14]		1,300	592
MidAmerican Energy Co. 5.35% 1/15/2034		450	433
MidAmerican Energy Co. 5.85% 9/15/2054		4,400	4,126
NiSource, Inc. 5.25% 3/30/2028		525	510
NiSource, Inc. 5.40% 6/30/2033		2,000	1,863
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		975	871
Pacific Gas and Electric Co. 1.70% 11/15/2023		4,820	4,812
Pacific Gas and Electric Co. 3.85% 11/15/2023		145	145
Pacific Gas and Electric Co. 3.40% 8/15/2024		3,665	3,582
Pacific Gas and Electric Co. 3.15% 1/1/2026		1,365	1,264
Pacific Gas and Electric Co. 2.95% 3/1/2026		12,987	11,926
Pacific Gas and Electric Co. 3.30% 3/15/2027		1,749	1,569
Pacific Gas and Electric Co. 3.00% 6/15/2028		676	572

30	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.65% 8/1/2028	USD	2,500	$2,261
Pacific Gas and Electric Co. 4.55% 7/1/2030		1,100	953
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,190	15,720
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,010
Pacific Gas and Electric Co. 6.40% 6/15/2033		3,725	3,497
Pacific Gas and Electric Co. 4.95% 7/1/2050		10,000	6,989
Pacific Gas and Electric Co. 3.50% 8/1/2050		20,610	11,487
Pacific Gas and Electric Co. 6.75% 1/15/2053		225	199
PG&E Corp. 5.00% 7/1/2028		4,595	4,167
PG&E Corp. 5.25% 7/1/2030		2,890	2,536
Public Service Electric and Gas Co. 3.20% 5/15/2029		4,000	3,525
Public Service Electric and Gas Co. 2.45% 1/15/2030		3,000	2,467
Public Service Electric and Gas Co. 3.20% 8/1/2049		3,300	2,043
Southern California Edison Co. 5.30% 3/1/2028		2,000	1,956
Southern California Edison Co. 2.85% 8/1/2029		1,600	1,361
Southern California Edison Co. 3.60% 2/1/2045		4,463	2,904
Southern California Edison Co. 4.00% 4/1/2047		6,667	4,570
Southern California Edison Co. 4.125% 3/1/2048		6,667	4,630
Southern California Edison Co. 2.95% 2/1/2051		2,851	1,587
Southern California Edison Co. 3.45% 2/1/2052		18	11
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		4,930	4,107
Virginia Electric & Power 2.40% 3/30/2032		2,075	1,576
WEC Energy Group, Inc. 5.15% 10/1/2027		1,125	1,098
Xcel Energy, Inc. 2.60% 12/1/2029		2,275	1,882
Xcel Energy, Inc. 4.60% 6/1/2032		650	575
Xcel Energy, Inc. 5.45% 8/15/2033		3,250	3,030
			260,439

Industrials 0.18%
ADT Security Corp. 4.125% 8/1/2029[1]		1,000	859
Allison Transmission, Inc. 3.75% 1/30/2031[1]		2,650	2,103
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[10,16]		6,700	6,488
Boeing Co. 5.15% 5/1/2030		4,917	4,609
Boeing Co. 3.625% 2/1/2031		3,907	3,295
Boeing Co. 3.60% 5/1/2034		5,000	3,901
Boeing Co. 5.705% 5/1/2040		5,000	4,427
Boeing Co. 5.805% 5/1/2050		4,000	3,447
Bombardier, Inc. 7.50% 3/15/2025[1]		2,000	2,000
Burlington Northern Santa Fe, LLC 3.30% 9/15/2051		1,157	722
Canadian Pacific Railway Co. 3.10% 12/2/2051		13,250	7,788
Carrier Global Corp. 2.722% 2/15/2030		13,267	10,813
Carrier Global Corp. 2.70% 2/15/2031		1,000	790
Carrier Global Corp. 3.377% 4/5/2040		3,483	2,345
Carrier Global Corp. 3.577% 4/5/2050		1,289	809
CSX Corp. 2.40% 2/15/2030		7,186	5,876
CSX Corp. 4.50% 11/15/2052		3,000	2,291
Emerald Debt Merger Sub, LLC 6.625% 12/15/2030[1]		2,000	1,905
Howmet Aerospace, Inc. 6.875% 5/1/2025		1,000	1,005
Howmet Aerospace, Inc. 5.90% 2/1/2027		1,000	987
Howmet Aerospace, Inc. 6.75% 1/15/2028		2,000	2,003
Howmet Aerospace, Inc. 5.95% 2/1/2037		3,000	2,744
Ingersoll-Rand, Inc. 5.40% 8/14/2028		1,261	1,229
Ingersoll-Rand, Inc. 5.70% 8/14/2033		160	151
Lockheed Martin Corp. 4.45% 5/15/2028		750	719
Lockheed Martin Corp. 4.75% 2/15/2034		2,000	1,839
Lockheed Martin Corp. 5.20% 2/15/2055		2,000	1,746
Masonite International Corp. 5.375% 2/1/2028[1]		2,000	1,844
Masonite International Corp. 3.50% 2/15/2030[1]		1,000	793
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		2,846	2,814
Moog, Inc. 4.25% 12/9/2027[1]		4,625	4,123
Norfolk Southern Corp. 5.05% 8/1/2030		1,140	1,078
Norfolk Southern Corp. 4.45% 3/1/2033		447	397
Norfolk Southern Corp. 5.35% 8/1/2054		3,821	3,264
Northrop Grumman Corp. 4.70% 3/15/2033		1,730	1,576
Otis Worldwide Corp. 2.056% 4/5/2025		15,629	14,816
Prime Security Services Borrower, LLC 5.75% 4/15/2026[1]		1,000	971

Capital Income Builder	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Regal Rexnord Corp. 6.30% 2/15/2030[1]	USD	2,500	$2,353
Regal Rexnord Corp. 6.40% 4/15/2033[1]		2,500	2,294
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		1,862	1,827
Rolls-Royce PLC 5.75% 10/15/2027[1]		4,415	4,189
RTX Corp. 5.00% 2/27/2026		585	575
RTX Corp. 3.125% 5/4/2027		12,375	11,277
RTX Corp. 5.375% 2/27/2053		1,524	1,293
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,840	1,730
SkyMiles IP, Ltd., Term Loan, (3-month USD CME Term SOFR + 3.75%) 9.166% 10/20/2027[7,13]		1,600	1,641
Spirit AeroSystems, Inc. 7.50% 4/15/2025[1]		1,640	1,638
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		5,000	5,141
Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.633% 1/15/2027[7,13]		12,999	12,970
TransDigm, Inc. 6.25% 3/15/2026[1]		4,000	3,912
Union Pacific Corp. 2.80% 2/14/2032		1,500	1,202
Union Pacific Corp. 2.95% 3/10/2052		1,823	1,054
United Airlines, Inc. 4.375% 4/15/2026[1]		1,080	1,003
United Airlines, Inc. 4.625% 4/15/2029[1]		875	740
United Rentals (North America), Inc. 5.50% 5/15/2027		2,000	1,934
United Rentals (North America), Inc. 6.00% 12/15/2029[1]		3,000	2,889
XPO, Inc. 6.25% 6/1/2028[1]		3,000	2,880
			171,109

Consumer staples 0.12%
7-Eleven, Inc. 2.50% 2/10/2041[1]		2,360	1,374
7-Eleven, Inc. 2.80% 2/10/2051[1]		3,195	1,702
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		4,000	3,415
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		1,000	894
Altria Group, Inc. 4.40% 2/14/2026		1,173	1,135
Altria Group, Inc. 3.875% 9/16/2046		1,756	1,086
Altria Group, Inc. 3.70% 2/4/2051		2,604	1,518
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		15,000	14,482
BAT Capital Corp. 4.70% 4/2/2027		7,862	7,490
BAT Capital Corp. 3.557% 8/15/2027		7,650	6,938
BAT Capital Corp. 6.343% 8/2/2030		1,092	1,060
BAT Capital Corp. 4.742% 3/16/2032		1,000	860
BAT Capital Corp. 6.421% 8/2/2033		2,038	1,921
BAT Capital Corp. 4.39% 8/15/2037		1,300	945
BAT Capital Corp. 3.734% 9/25/2040		5,640	3,579
BAT Capital Corp. 7.079% 8/2/2043		1,187	1,083
BAT Capital Corp. 4.54% 8/15/2047		3,138	2,032
BAT Capital Corp. 4.758% 9/6/2049		2,361	1,571
BAT Capital Corp. 5.65% 3/16/2052		713	537
BAT Capital Corp. 7.081% 8/2/2053		1,515	1,353
BAT International Finance PLC 5.931% 2/2/2029		1,500	1,459
Conagra Brands, Inc. 5.30% 11/1/2038		739	619
Constellation Brands, Inc. 5.00% 2/2/2026		3,000	2,948
Constellation Brands, Inc. 4.35% 5/9/2027		1,919	1,831
Constellation Brands, Inc. 4.75% 5/9/2032		2,016	1,815
Constellation Brands, Inc. 4.90% 5/1/2033		727	657
Coty, Inc. 5.00% 4/15/2026[1]		3,500	3,348
Coty, Inc. 6.625% 7/15/2030[1]		1,060	1,011
Dollar General Corp. 5.45% 7/5/2033		5,000	4,569
General Mills, Inc. 5.241% 11/18/2025		2,500	2,474
H.J. Heinz Co. 4.375% 6/1/2046		4,000	2,929
J. M. Smucker Co. (The) 6.20% 11/15/2033		3,469	3,373
J. M. Smucker Co. (The) 6.50% 11/15/2043		894	849
J. M. Smucker Co. (The) 6.50% 11/15/2053		2,880	2,718
MARB BondCo PLC 3.95% 1/29/2031[1]		1,677	1,232
Minerva Luxembourg SA 8.875% 9/13/2033[1]		1,725	1,696
NBM US Holdings, Inc. 6.625% 8/6/2029[17]		2,683	2,415
Performance Food Group, Inc. 5.50% 10/15/2027[1]		1,000	936
Philip Morris International, Inc. 5.625% 11/17/2029		1,288	1,261
Philip Morris International, Inc. 5.50% 9/7/2030		4,000	3,830
Philip Morris International, Inc. 1.75% 11/1/2030		2,000	1,500
Philip Morris International, Inc. 5.75% 11/17/2032		1,501	1,435

32	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Philip Morris International, Inc. 5.375% 2/15/2033	USD	2,000	$1,849
Philip Morris International, Inc. 5.625% 9/7/2033		2,500	2,348
Reckitt Benckiser Treasury Services PLC 2.75% 6/26/2024[1]		2,215	2,170
Reynolds American, Inc. 4.45% 6/12/2025		7,045	6,872
Reynolds American, Inc. 5.85% 8/15/2045		640	501
Target Corp. 4.50% 9/15/2032		2,000	1,815
			115,435

Materials 0.11%
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		2,000	1,744
Anglo American Capital PLC 2.625% 9/10/2030[1]		2,819	2,208
Anglo American Capital PLC 3.95% 9/10/2050[1]		803	521
Ardagh Metal Packaging Finance PLC 6.00% 6/15/2027[1]		530	502
Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028[1]		1,470	1,199
Ardagh Packaging Finance PLC 5.25% 4/30/2025[1]		2,000	1,928
Avient Corp. 5.75% 5/15/2025[1]		1,000	981
Ball Corp. 4.875% 3/15/2026		1,000	961
Ball Corp. 6.875% 3/15/2028		2,350	2,346
Ball Corp. 6.00% 6/15/2029		2,000	1,920
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		665	615
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		1,301	1,224
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		793	722
Braskem Idesa SAPI 7.45% 11/15/2029[1]		2,002	1,268
Braskem Netherlands Finance BV 8.50% 1/12/2031[1]		740	694
Braskem Netherlands Finance BV 7.25% 2/13/2033		2,750	2,377
Braskem Netherlands Finance BV 7.25% 2/13/2033[1]		1,270	1,098
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,500	1,179
Celanese US Holdings, LLC 6.35% 11/15/2028		3,662	3,577
Celanese US Holdings, LLC 6.55% 11/15/2030		2,888	2,779
Celanese US Holdings, LLC 6.379% 7/15/2032		2,374	2,229
Celanese US Holdings, LLC 6.70% 11/15/2033		2,401	2,282
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		3,000	2,986
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,400	3,243
Consolidated Energy Finance SA 6.50% 5/15/2026[1]		1,000	908
Dow Chemical Co. (The) 6.90% 5/15/2053		1,000	1,001
EIDP, Inc. 4.50% 5/15/2026		903	877
EIDP, Inc. 4.80% 5/15/2033		1,250	1,137
FMG Resources (August 2006) Pty, Ltd. 4.375% 4/1/2031[1]		2,500	2,018
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[1]		2,600	1,932
LYB International Finance III, LLC 4.20% 5/1/2050		2,000	1,325
LYB International Finance III, LLC 3.625% 4/1/2051		4,001	2,415
Methanex Corp. 5.125% 10/15/2027		3,000	2,748
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		1,000	974
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		2,075	2,007
Mineral Resources, Ltd. 9.25% 10/1/2028[1]		1,370	1,372
Mosaic Co. 4.25% 11/15/2023		1,700	1,699
Nova Chemicals Corp. 4.875% 6/1/2024[1]		1,500	1,476
Nova Chemicals Corp. 5.25% 6/1/2027[1]		4,840	4,096
Nova Chemicals Corp. 4.25% 5/15/2029[1]		6,500	4,814
Novelis Corp. 3.25% 11/15/2026[1]		1,000	891
Novelis Corp. 3.875% 8/15/2031[1]		1,000	783
OCI NV 6.70% 3/16/2033[1]		5,195	4,797
Sasol Financing USA, LLC 8.75% 5/3/2029[1]		3,500	3,328
Sealed Air Corp. 6.125% 2/1/2028[1]		7,000	6,671
Sherwin-Williams Co. 3.45% 6/1/2027		5,851	5,422
South32 Treasury, Ltd. 4.35% 4/14/2032[1]		1,246	1,025
Tronox, Inc. 4.625% 3/15/2029[1]		2,285	1,802
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		4,900	4,786
			100,887

Real estate 0.09%
Boston Properties, LP 2.90% 3/15/2030		1,000	768
Boston Properties, LP 3.25% 1/30/2031		1,000	759
Boston Properties, LP 2.55% 4/1/2032		1,208	839
Boston Properties, LP 2.45% 10/1/2033		2,358	1,534
Boston Properties, LP 6.50% 1/15/2034		3,284	3,001
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		1,975	1,650

Capital Income Builder	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[1]	USD	980	$783
Crown Castle, Inc. 5.00% 1/11/2028		1,408	1,337
Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.324% 1/31/2030[7,13]		2,000	1,910
Equinix, Inc. 2.90% 11/18/2026		6,572	5,998
FibraSOMA 4.375% 7/22/2031[1]		2,753	2,006
Forestar Group, Inc. 3.85% 5/15/2026[1]		1,000	891
Forestar Group, Inc. 5.00% 3/1/2028[1]		2,000	1,758
GLP Capital, LP 4.00% 1/15/2030		2,500	2,089
Howard Hughes Corp. (The) 5.375% 8/1/2028[1]		10,675	9,396
Howard Hughes Corp. (The) 4.375% 2/1/2031[1]		825	629
Iron Mountain, Inc. 4.875% 9/15/2027[1]		3,000	2,745
Iron Mountain, Inc. 5.00% 7/15/2028[1]		2,410	2,159
Iron Mountain, Inc. 4.50% 2/15/2031[1]		955	782
Kennedy-Wilson, Inc. 4.75% 3/1/2029		3,150	2,374
Kennedy-Wilson, Inc. 4.75% 2/1/2030		310	227
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,315	1,663
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		1,000	952
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		4,685	4,097
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		1,360	1,096
Public Storage Operating Co. 5.10% 8/1/2033		2,975	2,759
Public Storage Operating Co. 5.35% 8/1/2053		2,138	1,842
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		1,000	901
Service Properties Trust 4.50% 3/15/2025		1,965	1,837
Service Properties Trust 7.50% 9/15/2025		906	881
Service Properties Trust 4.75% 10/1/2026		380	323
Service Properties Trust 4.95% 2/15/2027		558	465
Service Properties Trust 3.95% 1/15/2028		5,110	3,825
Service Properties Trust 4.95% 10/1/2029		1,042	752
Service Properties Trust 4.375% 2/15/2030		60	41
Sun Communities Operating, LP 4.20% 4/15/2032		4,206	3,474
VICI Properties, LP 5.625% 5/1/2024[1]		2,500	2,485
VICI Properties, LP 5.75% 2/1/2027[1]		1,500	1,437
VICI Properties, LP 3.75% 2/15/2027[1]		2,390	2,153
VICI Properties, LP 3.875% 2/15/2029[1]		1,815	1,543
VICI Properties, LP 4.625% 12/1/2029[1]		3,000	2,598
VICI Properties, LP 4.125% 8/15/2030[1]		6,645	5,488
WEA Finance, LLC 3.50% 6/15/2029[1]		2,083	1,654
			85,901

Information technology 0.09%
Analog Devices, Inc. 1.70% 10/1/2028		1,350	1,130
Analog Devices, Inc. 2.10% 10/1/2031		2,576	1,987
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		218	195
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		178	157
Booz Allen Hamilton, Inc. 5.95% 8/4/2033		877	835
Broadcom, Inc. 4.75% 4/15/2029		5,000	4,651
Broadcom, Inc. 4.15% 11/15/2030		3,000	2,612
Broadcom, Inc. 3.50% 2/15/2041[1]		2,338	1,556
Entegris Escrow Corp. 4.75% 4/15/2029[1]		4,185	3,752
Gartner, Inc. 4.50% 7/1/2028[1]		3,000	2,704
Gartner, Inc. 3.625% 6/15/2029[1]		3,000	2,537
Gen Digital, Inc. 6.75% 9/30/2027[1]		2,000	1,949
Intuit, Inc. 5.50% 9/15/2053		5,000	4,553
Lenovo Group, Ltd. 5.875% 4/24/2025		38,190	38,123
Match Group Holdings II, LLC 4.125% 8/1/2030[1]		1,000	814
NCR Atleos Escrow Corp. 9.50% 4/1/2029[1]		4,692	4,604
Oracle Corp. 3.60% 4/1/2050		2,500	1,533
Oracle Corp. 3.95% 3/25/2051		3,029	1,968
SK hynix, Inc. 6.50% 1/17/2033		2,397	2,283
SK hynix, Inc. 6.50% 1/17/2033[1]		853	812
Unisys Corp. 6.875% 11/1/2027[1]		1,000	734
Viasat, Inc. 5.625% 9/15/2025[1]		5,500	5,114
			84,603

Total corporate bonds, notes & loans			2,720,371

34	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations 0.78%
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[1,8]	USD	201	$201
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 6.732% 4/21/2031[1,7,8]		1,161	1,155
American Credit Acceptance Receivables Trust, Series 2023-2, Class D, 6.47% 8/13/2029[1,8]		473	461
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.471% 12/18/2025[7,8]		4,204	4,209
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class D, 3.04% 9/22/2025[1,8]		5,000	4,786
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,8]		12,814	12,030
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,8]		8,090	7,377
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,8]		1,383	1,281
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,8]		29,522	28,740
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 9/17/2031[1,8]		52	51
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 9/17/2031[1,8]		2,000	1,908
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 9/17/2031[1,8]		2,000	1,879
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,8]		391	323
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.09% 9/15/2025[7,8]		2,856	2,857
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,8]		2,700	2,280
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,8]		273	248
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,8]		35,762	32,467
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,8]		5,721	4,777
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,8]		26,816	23,509
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,8]		44,524	43,239
CLI Funding V, LLC, Series 2020-2A, Class B, 3.56% 9/15/2045[1,8]		243	213
CLI Funding V, LLC, Series 2020-1A, Class B, 3.62% 9/18/2045[1,8]		452	395
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,8]		515	445
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[1,8]		692	597
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, (1-month USD CME Term SOFR + 0.304%) 5.639% 11/15/2035[7,8]		19	18
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, (1-month USD CME Term SOFR + 0.254%) 5.589% 7/15/2036[7,8]		1,193	1,103
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD CME Term SOFR + 0.254%) 5.589% 1/15/2037[7,8]		1,471	1,316
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD CME Term SOFR + 0.264%) 5.599% 2/15/2037[7,8]		3,020	2,785
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[8]		28,213	27,404
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 5/17/2027[8]		3,861	3,814
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,8]		2,703	2,657
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,8]		7,767	7,044
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.92% 2/15/2025[7,8]		1,370	1,370
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,8]		40,645	39,273
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,8]		9,089	8,632
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,8]		15,564	15,210
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,8]		16,177	15,852
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,8]		42,943	37,421
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,8]		4,475	3,774
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,8]		1,922	1,766
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[1,8]		999	893
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 10/17/2040[1,8]		274	246
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 6.031% 10/21/2024[7,8]		1,371	1,371
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.92% 9/16/2025[7,8]		3,031	3,031
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,8]		25,200	24,481
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,8]		16,218	16,210
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,4,8]		1,780	1,780

Capital Income Builder	35

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,8]	USD	13,004	$12,399
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,8]		4,878	4,644
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,8]		779	742
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class C, 2.63% 6/25/2026[1,8]		1,164	1,088
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,8]		14,098	12,355
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,8]		5,267	4,620
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,8]		826	717
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class C, 2.95% 6/26/2028[1,8]		2,012	1,735
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.90% 5/15/2025[7,8]		2,562	2,562
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[1,8]		2,097	2,076
Mission Lane Credit Card Master Trust, Series 2022-A, Class B, 9.20% 9/15/2027[1,8]		100	99
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,8]		5,560	5,508
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[4,8,17]		1,501	1,497
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[4,8,17]		240	239
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,8]		1,957	1,678
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,8]		14,166	12,003
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,8]		1,187	1,017
Navigator Aircraft ABS, Ltd., Series 2021-1, Class B, 3.571% 11/15/2046[1,8]		809	654
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,8]		15,591	13,757
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,8]		36,385	32,280
Nelnet Student Loan Trust, Series 2021-CA, Class C, 3.36% 4/20/2062[1,8]		1,328	1,004
Nelnet Student Loan Trust, Series 2021-CA, Class D, 4.44% 4/20/2062[1,8]		1,889	1,451
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.194% 4/20/2062[1,7,8]		18,269	17,948
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,8]		93,915	80,452
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[8]		308	308
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,8]		7,425	7,170
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,8]		5,757	5,238
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 3/25/2037[8]		611	516
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,8]		1,364	1,324
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,8]		15,258	14,993
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 7.866% 1/20/2031[1,7,8]		1,742	1,744
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[8]		518	508
Santander Drive Auto Receivables Trust, Series 2022-7, Class B, 5.95% 1/17/2028[8]		137	136
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[8]		484	469
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.69% 3/17/2031[8]		249	250
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,8]		6,200	6,186
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,8]		4,454	3,793
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,8]		649	550
Stonepeak Infrastructure Partners, Series 2021-1A, Class B, 3.821% 2/28/2033[1,8]		832	706
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,8]		1,604	1,470
Sycamore Tree CLO, Ltd., Series 2023-3, Class A1, (3-month USD CME Term SOFR + 2.20%) 7.616% 4/20/2035[1,7,8]		1,500	1,504
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,8]		287	251
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 9/20/2045[1,8]		837	738
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[1,8]		5,335	4,965
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,7,8]		19,538	17,505
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,8]		24,543	23,647
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.89% 8/15/2025[7,8]		1,261	1,261
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[1,8]		6,237	6,202
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,8]		1,476	1,262
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045[1,8]		590	513
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]		14,780	14,758
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[8,10]		4,849	4,809
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[8]		2,151	2,146
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,8]		2,463	2,454

Total asset-backed obligations			732,780

36	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.14%
British Columbia (Province of) 4.20% 7/6/2033	USD	42,426	$38,633
Colombia (Republic of) 8.00% 4/20/2033		2,500	2,446
Colombia (Republic of) 7.50% 2/2/2034		1,290	1,210
Mic Capital Management (Rsc) Seven, Ltd. 5.084% 5/22/2053[1]		215	180
Panama (Republic of) 6.875% 1/31/2036		1,440	1,361
Panama (Republic of) 6.853% 3/28/2054		650	562
Panama (Republic of) 4.50% 4/1/2056		2,585	1,576
Panama (Republic of) 4.50% 1/19/2063		690	411
Peru (Republic of) 2.783% 1/23/2031		12,640	10,150
Peru (Republic of) 2.78% 12/1/2060		2,950	1,496
Peru (Republic of) 3.23% 7/28/2121		3,600	1,825
Portuguese Republic 5.125% 10/15/2024		41,500	41,215
Qatar (State of) 4.50% 4/23/2028[1]		7,070	6,862
Qatar (State of) 5.103% 4/23/2048[1]		4,800	4,120
Romania 3.50% 4/3/2034	EUR	1,770	1,464
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[1]	USD	5,000	4,706
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[1]		11,435	10,593
United Mexican States 5.00% 4/27/2051		2,370	1,757
United Mexican States 6.338% 5/4/2053		3,995	3,503
United Mexican States 3.75% 4/19/2071		2,550	1,418

Total bonds & notes of governments & government agencies outside the U.S.			135,488

Federal agency bonds & notes 0.04%
Fannie Mae 2.125% 4/24/2026[11]		37,230	34,717

Municipals 0.03%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		1,580	1,207

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		22,485	20,854

Ohio 0.00%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		4,790	3,934
Higher Educational Facs. Commission, Healthcare Fac. Rev. Bonds (Judson Obligated Group 2020 Project), Series 2020-A, 3.75% 12/1/2023		310	309
			4,243
Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		8,155	5,035

Washington 0.00%
Energy Northwest, Electric Rev. Bonds (Columbia Generating Station), Series 2015-B, 2.814% 7/1/2024		410	403

Total municipals			31,742
Total bonds, notes & other debt instruments (cost: $18,659,992,000)			17,147,056

Investment funds 2.40%		Shares
Capital Group Central Corporate Bond Fund[2]		292,731,901	2,265,745

Total Investment funds (cost: $2,927,742,000)			2,265,745

Short-term securities 5.43%
Money market investments 5.42%
Capital Group Central Cash Fund 5.45%[2,18]		51,189,985	5,118,998

Capital Income Builder	37

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.45%[2,18,19]	16,760	$1,676
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[18,19]	689,946	690
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.24%[18,19]	500,000	500
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.25%[18,19]	500,000	500
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%[18,19]	500,000	500
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.25%[18,19]	400,000	400
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.24%[18,19]	300,000	300
Fidelity Investments Money Market Government Portfolio, Class I 5.24%[18,19]	100,000	100
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.31%[18,19]	100,000	100
		4,766

Total short-term securities (cost: $5,122,861,000)		5,123,764
Total investment securities 101.67% (cost: $87,091,025,000)		95,993,524
Other assets less liabilities (1.67)%		(1,574,400)

Net assets 100.00%		$94,419,124

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 10/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	23,024	1/4/2024	USD4,660,561	$(19,417)
5 Year U.S. Treasury Note Futures	Long	46,198	1/4/2024	4,826,608	(81,083)
10 Year U.S. Treasury Note Futures	Short	1,272	12/29/2023	(135,051)	3,588
10 Year Ultra U.S. Treasury Note Futures	Short	3,250	12/29/2023	(353,691)	19,332
20 Year U.S. Treasury Bond Futures	Long	666	12/29/2023	72,886	(5,981)
30 Year Ultra U.S. Treasury Bond Futures	Long	2,327	12/29/2023	261,933	(35,367)
					$(118,928)

Forward currency contracts

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 10/31/2023 (000)
USD	403	EUR	380	Standard Chartered Bank	12/6/2023	$ —	[5]

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2023 (000)	(received) (000)	at 10/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD358,317	$(513)	$—	$(513)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	524,983	(743)	—	(743)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	716,700	(1,023)	—	(1,023)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	480,632	(5,897)	—	(5,897)

38	Capital Income Builder

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2023 (000)	(received) (000)	at 10/31/2023 (000)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD519,368	$(6,364)	$—	$(6,364)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	518,700	(6,456)	—	(6,456)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	80,177	(1,016)	—	(1,016)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	380,800	(4,883)	—	(4,883)
SOFR	Annual	3.41%	Annual	12/20/2029	634,000	37,107	—	37,107
SOFR	Annual	3.045%	Annual	7/27/2050	65,600	13,486	—	13,486
						$23,698	$—	$23,698

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[20]	Value at 10/31/2023 (000) [21]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 10/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD5,000		$46	$45	$1
1.00%	Quarterly	CDX.EM.40	12/20/2028	20,000		(1,099)	(1,054)	(45)
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	20,000		(133)	15	(148)
						$(1,186)	$(994)	$(192)

Investments in affiliates2

	Value at 11/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Common stocks 0.37%
Financials 0.13%
360 ONE WAM, Ltd.	$16,266	$87,446	$—	$—	$15,675	$119,387	$2,832
Patria Investments, Ltd., Class A22	63,033	21,180	—	—	(7,893)	—	4,980
						119,387
Industrials 0.17%
Trinity Industries, Inc.	220,024	—	—	—	(59,383)	160,641	8,020
Ventia Services Group Pty, Ltd.[23]	86,550	—	77,864	17,302	(25,988)	—	—
						160,641
Real estate 0.07%
POWERGRID Infrastructure Investment Trust REIT[24]	98,707	—	—	—	(28,927)	69,780	8,675
VICI Properties, Inc. REIT[22]	1,686,120	—	254,007	23,559	(205,022)	—	75,586
						69,780
Total common stocks						349,808
Investment funds 2.40%
Capital Group Central Corporate Bond Fund	2,402,714	90,690	190,000	(49,391)	11,732	2,265,745	90,689
Short-term securities 5.42%
Money market investments 5.42%
Capital Group Central Cash Fund 5.45%[18]	8,626,386	12,122,227	15,631,397	849	933	5,118,998	317,587

Capital Income Builder	39

Investments in affiliates2 (continued)

	Value at 11/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.45%[18,19]	$91,860		$90,184	[25]			$1,676	$—	[26]
Total short-term securities							5,120,674
Total 8.19%					$(7,681)	$(298,873)	$7,736,227	$508,369

Restricted securities17

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
NBM US Holdings, Inc. 6.625% 8/6/2029	4/1/2020-4/3/2020	$2,477	$2,415	.01%
Modec Finance BV 7.84% 7/15/2026[4]	7/28/2023	2,000	1,983	.00	[27]
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[4,8]	12/6/2022	1,501	1,497	.00	[27]
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[4,8]	12/6/2022	240	239	.00	[27]
Total		$6,218	$6,134	.01%

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,398,618,000, which represented 2.54% of the net assets of the fund.
[2]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[3]	All or a portion of this security was on loan. The total value of all such securities was $34,600,000, which represented .04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Amount less than one thousand.
[6]	Security did not produce income during the last 12 months.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $149,197,000, which represented .16% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $29,511,000, which represented .03% of the net assets of the fund.
[14]	Scheduled interest and/or principal payment was not received.
[15]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[16]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[17]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $6,134,000, which represented .01% of the net assets of the fund.
[18]	Rate represents the seven-day yield at 10/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[21]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[22]	Affiliated issuer during the reporting period but no longer an affiliate at 10/31/2023. Refer to the investment portfolio for the security value at 10/31/2023.
[23]	Affiliated issuer during the reporting period but no longer held at 10/31/2023.
[24]	This security changed its name during the reporting period.
[25]	Represents net activity. Refer to Note 5 for more information on securities lending.
[26]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[27]	Amount less than .01%.

40	Capital Income Builder

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

CLO = Collateralized Loan Obligations

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fac. = Facility

Facs. = Facilities

G.O. = General Obligation

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

Capital Income Builder	41

Financial statements

Statement of assets and liabilities
at October 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $34,600 of investment securities on loan):
Unaffiliated issuers (cost: $78,714,622)	$88,257,297
Affiliated issuers (cost: $8,376,403)	7,736,227		$95,993,524
Cash			2,906
Cash denominated in currencies other than U.S. dollars (cost: $15,267)			15,261
Unrealized appreciation on open forward currency contracts			—	*
Receivables for:
Sales of investments	2,394,323
Sales of fund’s shares	34,086
Dividends and interest	466,447
Securities lending income	—	*
Variation margin on futures contracts	673
Variation margin on centrally cleared swap contracts	995
Other	1,282		2,897,806
			98,909,497
Liabilities:
Collateral for securities on loan			4,766
Payables for:
Purchases of investments	4,307,093
Repurchases of fund’s shares	71,593
Investment advisory services	16,102
Services provided by related parties	17,639
Trustees’ deferred compensation	2,565
Variation margin on futures contracts	6,718
Variation margin on centrally cleared swap contracts	853
Other	63,044		4,485,607
Commitments and contingencies†
Net assets at October 31, 2023			$94,419,124

Net assets consist of:
Capital paid in on shares of beneficial interest			$85,106,219
Total distributable earnings			9,312,905
Net assets at October 31, 2023			$94,419,124

*	Amount less than one thousand.
†	Refer to Note 5 for further information on unfunded commitments.

Refer to the notes to financial statements.

42	Capital Income Builder

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (1,564,894 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$55,851,381	925,541		$60.34
Class C	1,098,487	18,152		60.51
Class T	10	—	*	60.32
Class F-1	1,909,809	31,648		60.35
Class F-2	12,646,480	209,770		60.29
Class F-3	5,048,795	83,694		60.32
Class 529-A	2,045,310	33,907		60.32
Class 529-C	63,760	1,054		60.50
Class 529-E	55,922	927		60.35
Class 529-T	13	—	*	60.34
Class 529-F-1	11	—	*	60.31
Class 529-F-2	165,094	2,735		60.36
Class 529-F-3	12	—	*	60.34
Class R-1	52,462	868		60.42
Class R-2	316,834	5,248		60.38
Class R-2E	32,723	545		60.07
Class R-3	568,608	9,420		60.36
Class R-4	404,898	6,712		60.33
Class R-5E	83,051	1,379		60.24
Class R-5	234,589	3,886		60.36
Class R-6	13,840,875	229,408		60.33

*	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Income Builder	43

Financial statements (continued)

Statement of operations
for the year ended October 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $82,022; also includes $508,369 from affiliates)	$3,373,653
Interest from unaffiliated issuers	608,759
Securities lending income (net of fees)	8,378	$3,990,790
Fees and expenses*:
Investment advisory services	234,098
Distribution services	182,441
Transfer agent services	70,968
Administrative services	30,241
529 plan services	1,515
Reports to shareholders	2,340
Registration statement and prospectus	1,023
Trustees’ compensation	980
Auditing and legal	323
Custodian	6,613
Other	216	530,758
Net investment income		3,460,032

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $12,134):
Unaffiliated issuers	1,294,464
Affiliated issuers	(7,681)
Futures contracts	(433,098)
Forward currency contracts	(25)
Swap contracts	167,706
Currency transactions	(2,011)	1,019,355
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $55,724):
Unaffiliated issuers	(666,455)
Affiliated issuers	(298,873)
Futures contracts	99,202
Forward currency contracts	6
Swap contracts	(147,322)
Currency translations	7,032	(1,006,410)
Net realized gain and unrealized depreciation		12,945

Net increase in net assets resulting from operations		$3,472,977

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

44	Capital Income Builder

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2023	2022
Operations:
Net investment income	$3,460,032	$3,232,451
Net realized gain	1,019,355	1,293,606
Net unrealized depreciation	(1,006,410)	(14,622,919)
Net increase (decrease) in net assets resulting from operations	3,472,977	(10,096,862)

Distributions paid to shareholders	(3,563,235)	(3,677,886)

Net capital share transactions	(2,004,053)	221,678

Total decrease in net assets	(2,094,311)	(13,553,070)

Net assets:
Beginning of year	96,513,435	110,066,505
End of year	$94,419,124	$96,513,435

Refer to the notes to financial statements.

Capital Income Builder	45

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

46	Capital Income Builder

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Capital Income Builder	47

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2023 (dollars in thousands):

48	Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$6,689,047	$5,404,786	—	*	$12,093,833
Health care	6,875,208	2,657,741	—		9,532,949
Consumer staples	4,287,194	4,352,658	—		8,639,852
Information technology	6,409,105	1,479,312	—		7,888,417
Industrials	4,697,081	3,169,687	—		7,866,768
Energy	4,415,949	1,813,109	40		6,229,098
Utilities	3,035,717	2,759,943	—		5,795,660
Real estate	3,877,644	791,810	—		4,669,454
Consumer discretionary	1,818,124	1,617,923	—		3,436,047
Communication services	1,190,517	1,493,818	—		2,684,335
Materials	1,414,909	955,963	—		2,370,872
Preferred securities	33,958	10,205	—		44,163
Rights & warrants	450	—	—		450
Convertible stocks	205,061	—	—		205,061
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	8,225,884	5,726		8,231,610
U.S. Treasury bonds & notes	—	5,260,348	—		5,260,348
Corporate bonds, notes & loans	—	2,718,352	2,019		2,720,371
Asset-backed obligations	—	729,264	3,516		732,780
Bonds & notes of governments & government agencies outside the U.S.	—	135,488	—		135,488
Federal agency bonds & notes	—	34,717	—		34,717
Municipals	—	31,742	—		31,742
Investment funds	2,265,745	—	—		2,265,745
Short-term securities	5,123,764	—	—		5,123,764
Total	$52,339,473	$43,642,750	$11,301		$95,993,524

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$22,920	$—	$—		$22,920
Unrealized appreciation on open forward currency contracts	—	— *	—		— *
Unrealized appreciation on centrally cleared interest rate swaps	—	50,593	—		50,593
Unrealized appreciation on centrally cleared credit default swaps	—	1	—		1
Liabilities:
Unrealized depreciation on futures contracts	(141,848)	—	—		(141,848)
Unrealized depreciation on centrally cleared interest rate swaps	—	(26,895)	—		(26,895)
Unrealized depreciation on centrally cleared credit default swaps	—	(193)	—		(193)
Total	$(118,928)	$23,506	$—		$(95,422)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

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Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

50	Capital Income Builder

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2023, the total value of securities on loan was $34,600,000, and the total value of collateral received was $37,692,000. Collateral received includes cash of $4,766,000 and U.S. government securities of $32,926,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of October 31, 2023, the fund’s maximum exposure of unfunded bond commitments was $26,000, which would represent less than .01% of the net assets of the fund should such commitments become due.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

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Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $10,082,866,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $409,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

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Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $4,056,943,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $15,625,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2023 (dollars in thousands):

		Assets			Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value		Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$22,920		Unrealized depreciation*	$141,848
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	†	Unrealized depreciation on open forward currency contracts	—
Swap (centrally cleared)	Interest	Unrealized appreciation*	50,593		Unrealized depreciation*	26,895
Swap (centrally cleared)	Credit	Unrealized appreciation*	1		Unrealized depreciation*	193
			$73,514			$168,936

Refer to the end of the tables for footnotes.

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		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(433,098)	Net unrealized appreciation on futures contracts	$99,202
Forward currency	Currency	Net realized loss on forward currency contracts	(25)	Net unrealized appreciation on forward currency contracts	6
Swap	Interest	Net realized gain on swap contracts	166,459	Net unrealized depreciation on swap contracts	(147,130)
Swap	Credit	Net realized gain on swap contracts	1,247	Net unrealized depreciation on swap contracts	(192)
			$(265,417)		$(48,114)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.
†	Amount less than one thousand.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty			Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Standard Chartered Bank	$—	†	$—	$—	$—	$—	†

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

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6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2023, the fund recognized $17,319,000 in reclaims (net of $1,172,000 in fees and the effect of realized gain or loss from currency translations) and $7,635,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2023, the fund reclassified $68,580,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $650,581,000.

As of October 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$876,841
Undistributed long-term capital gains	113,315
Gross unrealized appreciation on investments	16,044,063
Gross unrealized depreciation on investments	(7,664,420)
Net unrealized appreciation on investments	8,379,643
Cost of investments	87,519,453

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Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2023		2022
Class A	$2,090,021		$2,204,404
Class C	37,104		48,020
Class T	—	*	—	*
Class F-1	72,440		79,956
Class F-2	489,016		475,799
Class F-3	202,392		193,691
Class 529-A	76,435		81,529
Class 529-C	2,005		2,594
Class 529-E	1,994		2,187
Class 529-T	1		—	*
Class 529-F-1	1		—	*
Class 529-F-2	6,178		5,781
Class 529-F-3	1		—	*
Class R-1	1,547		1,685
Class R-2	9,509		10,303
Class R-2E	1,120		1,266
Class R-3	19,667		21,533
Class R-4	15,211		17,146
Class R-5E	3,165		2,841
Class R-5	9,691		10,567
Class R-6	525,737		518,584
Total	$3,563,235		$3,677,886

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2023, the investment advisory services fees were $234,098,000, which were equivalent to an annualized rate of 0.232% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2023, the 529 plan services fees were $1,515,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

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For the year ended October 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$150,002	$47,866		$18,093		Not applicable
Class C	13,368	1,079		403		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,199	3,002		634		Not applicable
Class F-2	Not applicable	14,147		3,991		Not applicable
Class F-3	Not applicable	47		1,606		Not applicable
Class 529-A	5,168	1,610		669		$1,332
Class 529-C	749	55		22		45
Class 529-E	310	21		19		37
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	59		51		101
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	572	54		17		Not applicable
Class R-2	2,629	1,212		105		Not applicable
Class R-2E	223	77		11		Not applicable
Class R-3	3,119	925		187		Not applicable
Class R-4	1,102	438		132		Not applicable
Class R-5E	Not applicable	133		26		Not applicable
Class R-5	Not applicable	120		77		Not applicable
Class R-6	Not applicable	123		4,198		Not applicable
Total class-specific expenses	$182,441	$70,968		$30,241		$1,515

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $980,000 in the fund’s statement of operations reflects $678,000 in current fees (either paid in cash or deferred) and a net increase of $302,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $538,783,000 and $785,154,000, respectively, which generated $95,113,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2023.

58	Capital Income Builder

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2023

Class A	$2,372,607	37,304	$2,040,553		32,467		$(6,889,939)	(108,694)	$(2,476,779)	(38,923)
Class C	104,178	1,633	36,718		582		(517,625)	(8,116)	(376,729)	(5,901)
Class T	—	—	—		—		—	—	—	—
Class F-1	50,164	787	71,390		1,136		(314,234)	(4,956)	(192,680)	(3,033)
Class F-2	2,420,771	38,124	471,217		7,506		(2,774,165)	(43,840)	117,823	1,790
Class F-3	1,012,221	16,062	200,288		3,189		(1,008,600)	(15,905)	203,909	3,346
Class 529-A	166,882	2,622	76,412		1,216		(358,725)	(5,628)	(115,431)	(1,790)
Class 529-C	13,450	211	2,002		32		(32,943)	(515)	(17,491)	(272)
Class 529-E	5,068	79	1,993		32		(12,585)	(197)	(5,524)	(86)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	34,154	537	6,175		98		(29,439)	(461)	10,890	174
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	7,225	114	1,547		25		(13,324)	(210)	(4,552)	(71)
Class R-2	44,925	706	9,498		151		(81,917)	(1,291)	(27,494)	(434)
Class R-2E	7,134	114	1,120		18		(12,315)	(196)	(4,061)	(64)
Class R-3	76,780	1,206	19,611		312		(141,713)	(2,226)	(45,322)	(708)
Class R-4	46,237	728	15,206		242		(87,792)	(1,383)	(26,349)	(413)
Class R-5E	18,697	295	3,165		50		(19,810)	(313)	2,052	32
Class R-5	24,471	385	9,683		154		(52,348)	(823)	(18,194)	(284)
Class R-6	1,368,319	21,535	525,724		8,369		(922,164)	(14,503)	971,879	15,401
Total net increase (decrease)	$7,773,283	122,442	$3,492,302		55,579		$(13,269,638)	(209,257)	$(2,004,053)	(31,236)

Refer to the end of the table for footnotes.

Capital Income Builder	59

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$3,465,066	52,358	$2,152,168		32,762		$(6,529,586)	(99,587)	$(912,352)	(14,467)
Class C	159,051	2,387	47,492		717		(569,730)	(8,621)	(363,187)	(5,517)
Class T	—	—	—		—		—	—	—	—
Class F-1	84,636	1,284	78,736		1,198		(315,063)	(4,782)	(151,691)	(2,300)
Class F-2	3,259,555	49,796	458,007		6,992		(2,594,158)	(39,749)	1,123,404	17,039
Class F-3	1,014,514	15,391	190,957		2,914		(941,761)	(14,316)	263,710	3,989
Class 529-A	188,969	2,853	81,502		1,241		(335,197)	(5,089)	(64,726)	(995)
Class 529-C	17,495	265	2,592		39		(44,346)	(667)	(24,259)	(363)
Class 529-E	5,185	78	2,187		33		(12,327)	(185)	(4,955)	(74)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	37,272	561	5,780		88		(21,821)	(332)	21,231	317
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	11,274	169	1,685		25		(16,586)	(248)	(3,627)	(54)
Class R-2	62,429	946	10,287		156		(97,827)	(1,482)	(25,111)	(380)
Class R-2E	7,901	120	1,266		19		(12,763)	(196)	(3,596)	(57)
Class R-3	101,417	1,533	21,473		326		(168,818)	(2,558)	(45,928)	(699)
Class R-4	82,790	1,245	17,144		260		(152,062)	(2,306)	(52,128)	(801)
Class R-5E	26,919	416	2,841		44		(16,208)	(249)	13,552	211
Class R-5	34,049	513	10,549		161		(64,713)	(973)	(20,115)	(299)
Class R-6	1,014,868	15,516	518,577		7,908		(1,061,989)	(16,080)	471,456	7,344
Total net increase (decrease)	$9,573,390	145,431	$3,603,243		54,883		$(12,954,955)	(197,420)	$221,678	2,894

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $97,484,086,000 and $96,414,086,000, respectively, during the year ended October 31, 2023.

60	Capital Income Builder

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2023	$60.47	$2.13	$(.05)	$2.08	$(2.21)	$—	$(2.21)	$60.34	3.34%	$55,851		.60%		.60%		3.36%
10/31/2022	69.09	1.98	(8.33)	(6.35)	(2.27)	—	(2.27)	60.47	(9.42)	58,325		.59		.59		3.00
10/31/2021	56.52	2.07	12.33	14.40	(1.83)	—	(1.83)	69.09	25.67	67,634		.59		.59		3.12
10/31/2020	61.99	1.96	(4.74)	(2.78)	(2.09)	(.60)	(2.69)	56.52	(4.55)	56,666		.61		.61		3.31
10/31/2019	58.01	1.94	4.18	6.12	(2.14)	—	(2.14)	61.99	10.79	65,201		.60		.60		3.23
Class C:
10/31/2023	60.63	1.66	(.06)	1.60	(1.72)	—	(1.72)	60.51	2.56	1,098		1.35		1.35		2.60
10/31/2022	69.23	1.49	(8.34)	(6.85)	(1.75)	—	(1.75)	60.63	(10.07)	1,458		1.33		1.33		2.25
10/31/2021	56.63	1.57	12.36	13.93	(1.33)	—	(1.33)	69.23	24.72	2,047		1.34		1.34		2.37
10/31/2020	62.07	1.52	(4.73)	(3.21)	(1.63)	(.60)	(2.23)	56.63	(5.26)	2,083		1.35		1.35		2.55
10/31/2019	58.07	1.48	4.19	5.67	(1.67)	—	(1.67)	62.07	9.95	3,401		1.36		1.36		2.47
Class T:
10/31/2023	60.46	2.30	(.07)	2.23	(2.37)	—	(2.37)	60.32	3.60 [5]	—	[6]	.34	[5]	.34	[5]	3.61	[5]
10/31/2022	69.08	2.14	(8.32)	(6.18)	(2.44)	—	(2.44)	60.46	(9.18)[5]	—	[6]	.33	[5]	.33	[5]	3.26	[5]
10/31/2021	56.52	2.23	12.33	14.56	(2.00)	—	(2.00)	69.08	25.96 [5]	—	[6]	.34	[5]	.34	[5]	3.37	[5]
10/31/2020	62.00	2.11	(4.75)	(2.64)	(2.24)	(.60)	(2.84)	56.52	(4.31)[5]	—	[6]	.35	[5]	.35	[5]	3.57	[5]
10/31/2019	58.02	2.08	4.18	6.26	(2.28)	—	(2.28)	62.00	11.06 [5]	—	[6]	.36	[5]	.36	[5]	3.48	[5]
Class F-1:
10/31/2023	60.48	2.10	(.06)	2.04	(2.17)	—	(2.17)	60.35	3.26	1,910		.66		.66		3.30
10/31/2022	69.09	1.94	(8.33)	(6.39)	(2.22)	—	(2.22)	60.48	(9.46)	2,097		.64		.64		2.95
10/31/2021	56.51	2.02	12.35	14.37	(1.79)	—	(1.79)	69.09	25.61	2,555		.65		.65		3.06
10/31/2020	61.98	1.93	(4.74)	(2.81)	(2.06)	(.60)	(2.66)	56.51	(4.61)	3,033		.65		.65		3.26
10/31/2019	58.00	1.90	4.18	6.08	(2.10)	—	(2.10)	61.98	10.72	4,013		.66		.66		3.17
Class F-2:
10/31/2023	60.42	2.27	(.05)	2.22	(2.35)	—	(2.35)	60.29	3.56	12,646		.38		.38		3.58
10/31/2022	69.03	2.12	(8.32)	(6.20)	(2.41)	—	(2.41)	60.42	(9.21)	12,566		.37		.37		3.23
10/31/2021	56.47	2.22	12.32	14.54	(1.98)	—	(1.98)	69.03	25.95	13,182		.37		.37		3.34
10/31/2020	61.95	2.09	(4.75)	(2.66)	(2.22)	(.60)	(2.82)	56.47	(4.35)	10,126		.38		.38		3.54
10/31/2019	57.97	2.05	4.19	6.24	(2.26)	—	(2.26)	61.95	11.03	11,155		.39		.39		3.43
Class F-3:
10/31/2023	60.46	2.34	(.07)	2.27	(2.41)	—	(2.41)	60.32	3.67	5,049		.27		.27		3.69
10/31/2022	69.08	2.19	(8.33)	(6.14)	(2.48)	—	(2.48)	60.46	(9.12)	4,858		.26		.26		3.33
10/31/2021	56.50	2.29	12.33	14.62	(2.04)	—	(2.04)	69.08	26.09	5,275		.27		.27		3.45
10/31/2020	61.98	2.15	(4.74)	(2.59)	(2.29)	(.60)	(2.89)	56.50	(4.24)	4,102		.28		.28		3.64
10/31/2019	58.01	2.12	4.17	6.29	(2.32)	—	(2.32)	61.98	11.12	4,401		.29		.29		3.54
Class 529-A:
10/31/2023	60.45	2.11	(.06)	2.05	(2.18)	—	(2.18)	60.32	3.30	2,045		.64		.64		3.32
10/31/2022	69.06	1.96	(8.32)	(6.36)	(2.25)	—	(2.25)	60.45	(9.45)	2,158		.61		.61		2.98
10/31/2021	56.49	2.04	12.33	14.37	(1.80)	—	(1.80)	69.06	25.61	2,534		.63		.63		3.08
10/31/2020	61.96	1.93	(4.73)	(2.80)	(2.07)	(.60)	(2.67)	56.49	(4.59)	2,164		.65		.65		3.27
10/31/2019	57.99	1.90	4.17	6.07	(2.10)	—	(2.10)	61.96	10.71	2,306		.66		.66		3.17

Refer to the end of the table for footnotes.

Capital Income Builder	61

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2023	$60.61	$1.62	$(.05)	$1.57	$(1.68)	$—	$(1.68)	$60.50	2.52%	$64		1.41%		1.41%		2.55%
10/31/2022	69.21	1.45	(8.34)	(6.89)	(1.71)	—	(1.71)	60.61	(10.13)	80		1.38		1.38		2.19
10/31/2021	56.61	1.55	12.36	13.91	(1.31)	—	(1.31)	69.21	24.70	117		1.37		1.37		2.33
10/31/2020	62.02	1.50	(4.73)	(3.23)	(1.58)	(.60)	(2.18)	56.61	(5.29)	127		1.38		1.38		2.52
10/31/2019	58.03	1.46	4.17	5.63	(1.64)	—	(1.64)	62.02	9.89	375		1.40		1.40		2.44
Class 529-E:
10/31/2023	60.48	1.97	(.07)	1.90	(2.03)	—	(2.03)	60.35	3.04	56		.87		.87		3.10
10/31/2022	69.09	1.80	(8.32)	(6.52)	(2.09)	—	(2.09)	60.48	(9.65)	61		.85		.85		2.74
10/31/2021	56.51	1.89	12.35	14.24	(1.66)	—	(1.66)	69.09	25.35	75		.85		.85		2.86
10/31/2020	61.98	1.81	(4.75)	(2.94)	(1.93)	(.60)	(2.53)	56.51	(4.80)	68		.86		.86		3.05
10/31/2019	58.00	1.77	4.18	5.95	(1.97)	—	(1.97)	61.98	10.47	82		.88		.88		2.96
Class 529-T:
10/31/2023	60.47	2.27	(.06)	2.21	(2.34)	—	(2.34)	60.34	3.57 [5]	—	[6]	.40	[5]	.40	[5]	3.57	[5]
10/31/2022	69.08	2.12	(8.32)	(6.20)	(2.41)	—	(2.41)	60.47	(9.22)[5]	—	[6]	.37	[5]	.37	[5]	3.22	[5]
10/31/2021	56.52	2.19	12.33	14.52	(1.96)	—	(1.96)	69.08	25.89 [5]	—	[6]	.40	[5]	.40	[5]	3.31	[5]
10/31/2020	62.00	2.08	(4.75)	(2.67)	(2.21)	(.60)	(2.81)	56.52	(4.37)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.02	2.04	4.19	6.23	(2.25)	—	(2.25)	62.00	10.99 [5]	—	[6]	.42	[5]	.42	[5]	3.41	[5]
Class 529-F-1:
10/31/2023	60.44	2.22	(.06)	2.16	(2.29)	—	(2.29)	60.31	3.47 [5]	—	[6]	.47	[5]	.47	[5]	3.49	[5]
10/31/2022	69.05	2.06	(8.32)	(6.26)	(2.35)	—	(2.35)	60.44	(9.30)[5]	—	[6]	.46	[5]	.46	[5]	3.13	[5]
10/31/2021	56.50	2.10	12.39	14.49	(1.94)	—	(1.94)	69.05	25.84 [5]	—	[6]	.44	[5]	.44	[5]	3.17	[5]
10/31/2020	61.97	2.08	(4.74)	(2.66)	(2.21)	(.60)	(2.81)	56.50	(4.36)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.00	2.04	4.17	6.21	(2.24)	—	(2.24)	61.97	10.98	115		.42		.42		3.41
Class 529-F-2:
10/31/2023	60.49	2.28	(.06)	2.22	(2.35)	—	(2.35)	60.36	3.58	165		.37		.37		3.59
10/31/2022	69.11	2.13	(8.33)	(6.20)	(2.42)	—	(2.42)	60.49	(9.20)	155		.36		.36		3.24
10/31/2021	56.52	2.22	12.34	14.56	(1.97)	—	(1.97)	69.11	25.97	155		.38		.38		3.34
10/31/2020[7,8]	56.52	—	—	—	—	—	—	56.52	—	110		—		—		—
Class 529-F-3:
10/31/2023	60.47	2.30	(.05)	2.25	(2.38)	—	(2.38)	60.34	3.60	—	[6]	.33		.33		3.62
10/31/2022	69.09	2.15	(8.33)	(6.18)	(2.44)	—	(2.44)	60.47	(9.17)	—	[6]	.32		.32		3.27
10/31/2021	56.52	2.24	12.34	14.58	(2.01)	—	(2.01)	69.09	26.00	—	[6]	.38		.33		3.38
10/31/2020[7,8]	56.52	—	—	—	—	—	—	56.52	—	—	[6]	—		—		—
Class R-1:
10/31/2023	60.54	1.65	(.06)	1.59	(1.71)	—	(1.71)	60.42	2.54	52		1.37		1.37		2.59
10/31/2022	69.14	1.48	(8.33)	(6.85)	(1.75)	—	(1.75)	60.54	(10.11)	57		1.34		1.34		2.25
10/31/2021	56.56	1.56	12.34	13.90	(1.32)	—	(1.32)	69.14	24.70	69		1.36		1.36		2.35
10/31/2020	62.00	1.50	(4.72)	(3.22)	(1.62)	(.60)	(2.22)	56.56	(5.29)	62		1.38		1.38		2.53
10/31/2019	58.00	1.47	4.18	5.65	(1.65)	—	(1.65)	62.00	9.89	84		1.39		1.39		2.46

Refer to the end of the table for footnotes.

62	Capital Income Builder

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2023	$60.50	$1.65	$(.05)	$1.60	$(1.72)	$—	$(1.72)	$60.38	2.55%	$317	1.37%	1.37%	2.59%
10/31/2022	69.10	1.47	(8.32)	(6.85)	(1.75)	—	(1.75)	60.50	(10.10)	344	1.35	1.35	2.24
10/31/2021	56.53	1.56	12.33	13.89	(1.32)	—	(1.32)	69.10	24.72	419	1.36	1.36	2.35
10/31/2020	61.98	1.50	(4.73)	(3.23)	(1.62)	(.60)	(2.22)	56.53	(5.30)	379	1.38	1.38	2.53
10/31/2019	58.00	1.47	4.17	5.64	(1.66)	—	(1.66)	61.98	9.91	460	1.38	1.38	2.45
Class R-2E:
10/31/2023	60.20	1.82	(.05)	1.77	(1.90)	—	(1.90)	60.07	2.84	33	1.08	1.08	2.88
10/31/2022	68.78	1.66	(8.29)	(6.63)	(1.95)	—	(1.95)	60.20	(9.85)	37	1.06	1.06	2.53
10/31/2021	56.27	1.74	12.29	14.03	(1.52)	—	(1.52)	68.78	25.08	46	1.07	1.07	2.64
10/31/2020	61.72	1.67	(4.72)	(3.05)	(1.80)	(.60)	(2.40)	56.27	(5.03)	40	1.09	1.09	2.83
10/31/2019	57.77	1.63	4.17	5.80	(1.85)	—	(1.85)	61.72	10.25	50	1.09	1.09	2.74
Class R-3:
10/31/2023	60.49	1.93	(.06)	1.87	(2.00)	—	(2.00)	60.36	3.00	569	.92	.92	3.04
10/31/2022	69.09	1.77	(8.32)	(6.55)	(2.05)	—	(2.05)	60.49	(9.70)	613	.91	.91	2.68
10/31/2021	56.52	1.85	12.34	14.19	(1.62)	—	(1.62)	69.09	25.26	748	.92	.92	2.80
10/31/2020	61.98	1.77	(4.74)	(2.97)	(1.89)	(.60)	(2.49)	56.52	(4.87)	673	.93	.93	2.98
10/31/2019	58.00	1.74	4.17	5.91	(1.93)	—	(1.93)	61.98	10.40	835	.94	.94	2.90
Class R-4:
10/31/2023	60.46	2.12	(.06)	2.06	(2.19)	—	(2.19)	60.33	3.32	405	.62	.62	3.34
10/31/2022	69.07	1.96	(8.32)	(6.36)	(2.25)	—	(2.25)	60.46	(9.43)	431	.61	.61	2.98
10/31/2021	56.50	2.05	12.34	14.39	(1.82)	—	(1.82)	69.07	25.65	547	.62	.62	3.10
10/31/2020	61.97	1.95	(4.74)	(2.79)	(2.08)	(.60)	(2.68)	56.50	(4.58)	475	.62	.62	3.29
10/31/2019	57.99	1.92	4.17	6.09	(2.11)	—	(2.11)	61.97	10.73	583	.64	.64	3.21
Class R-5E:
10/31/2023	60.38	2.25	(.07)	2.18	(2.32)	—	(2.32)	60.24	3.51	83	.42	.42	3.54
10/31/2022	68.98	2.08	(8.30)	(6.22)	(2.38)	—	(2.38)	60.38	(9.24)	81	.41	.41	3.18
10/31/2021	56.43	2.18	12.32	14.50	(1.95)	—	(1.95)	68.98	25.90	78	.42	.42	3.29
10/31/2020	61.91	2.07	(4.75)	(2.68)	(2.20)	(.60)	(2.80)	56.43	(4.40)	55	.42	.42	3.51
10/31/2019	57.94	1.98	4.23	6.21	(2.24)	—	(2.24)	61.91	10.97	43	.43	.43	3.31
Class R-5:
10/31/2023	60.50	2.31	(.07)	2.24	(2.38)	—	(2.38)	60.36	3.64	235	.32	.32	3.64
10/31/2022	69.11	2.16	(8.32)	(6.16)	(2.45)	—	(2.45)	60.50	(9.16)	252	.30	.30	3.28
10/31/2021	56.53	2.25	12.34	14.59	(2.01)	—	(2.01)	69.11	26.02	309	.31	.31	3.40
10/31/2020	62.01	2.13	(4.75)	(2.62)	(2.26)	(.60)	(2.86)	56.53	(4.28)	274	.32	.32	3.59
10/31/2019	58.04	2.08	4.19	6.27	(2.30)	—	(2.30)	62.01	11.07	326	.33	.33	3.47
Class R-6:
10/31/2023	60.47	2.34	(.07)	2.27	(2.41)	—	(2.41)	60.33	3.67	13,841	.27	.27	3.68
10/31/2022	69.08	2.19	(8.32)	(6.13)	(2.48)	—	(2.48)	60.47	(9.11)	12,940	.26	.26	3.33
10/31/2021	56.51	2.28	12.34	14.62	(2.05)	—	(2.05)	69.08	26.07	14,277	.27	.27	3.45
10/31/2020	61.99	2.16	(4.75)	(2.59)	(2.29)	(.60)	(2.89)	56.51	(4.24)	12,651	.27	.27	3.65
10/31/2019	58.01	2.12	4.19	6.31	(2.33)	—	(2.33)	61.99	11.12	12,050	.28	.28	3.54

Refer to the end of the table for footnotes.

Capital Income Builder	63

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[9,10]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	34%	27%	41%	55%	32%
Including mortgage dollar roll transactions	106%	87%	72%	118%	45%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

64	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Income Builder (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 7, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Income Builder	65

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2023, through October 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

66	Capital Income Builder

Expense example (continued)

	Beginning account value 5/1/2023	Ending account value 10/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$940.98	$2.94	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	937.33	6.59	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	942.11	1.66	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	940.62	3.23	.66
Class F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 – actual return	1,000.00	941.91	1.86	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	942.48	1.32	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	940.69	3.08	.63
Class 529-A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-C – actual return	1,000.00	937.18	6.84	1.40
Class 529-C – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class 529-E – actual return	1,000.00	939.65	4.20	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	941.85	1.91	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	941.44	2.35	.48
Class 529-F-1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-F-2 – actual return	1,000.00	942.04	1.81	.37
Class 529-F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-F-3 – actual return	1,000.00	942.09	1.62	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	937.30	6.64	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	937.34	6.64	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E – actual return	1,000.00	938.71	5.23	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	939.26	4.45	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	940.85	3.03	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	941.67	2.06	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	942.32	1.52	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	942.45	1.32	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Income Builder	67

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2023:

Long-term capital gains	$69,632,000
Qualified dividend income	$2,873,689,000
Section 199A dividends	$177,214,000
Section 163(j) interest dividends	$1,100,938,000
Corporate dividends received deduction	$1,362,038,000
U.S. government income that may be exempt from state taxation	$446,707,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

68	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through May 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the

Capital Income Builder	69

committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

70	Capital Income Builder

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2016	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	5	None
Merit E. Janow, 1958	2001	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	5	2U, Inc. (educational technology company)
Christopher E. Stone, 1956 Chair of the Board (Independent and Non-Executive)	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Kathy J. Williams, 1955	2021	Board Chair, Above & Beyond Teaching	11	None
Amy Zegart, Ph.D., 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Co-President and Trustee	2017	Partner — Capital Research Global Investors, Capital International, Inc.[7]	5	None
Sung Lee, 1966 Trustee	2019	Partner — Capital Research Global Investors,Capital Group Investment Management Pte. Ltd; Director, The Capital Group Companies, Inc.[7]	5	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 72 for footnotes.

Capital Income Builder	71

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Aline Avzaradel, 1978 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
David A. Hoag, 1965 Co-President	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Donald Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2014	Partner — Capital International Investors, Capital Research and Management Company
Charles E. Ellwein, 1968 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company
Fergus N. MacDonald, 1969 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Caroline Randall, 1974 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Steven T. Watson, 1955 Senior Vice President	1998–2006, 2017	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Philip Winston, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital International, Inc.[7]; Partner — Capital International Investors, Capital International Limited[7]; Senior Vice President, Capital International Limited[7]
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2023	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent trustee” refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term “interested trustee” refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

72	Capital Income Builder

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Capital Income Builder	73

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74	Capital Income Builder

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Capital Income Builder	75

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

76	Capital Income Builder

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: www.jpmm.com/research/disclosures

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CIB

Registrant:
a) Audit Fees:
Audit	2022	157,000
	2023	168,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	9,000
	2023	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2022 and $10,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: December 29, 2023

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 29, 2023